UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________________

SCHEDULE 14A INFORMATION

_________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

COMPLETE SOLARIA, INC.
(Name of Registrant as Specified In Its Charter)

________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY COPY SUBJECT TO COMPLETION DATED OCTOBER 29, 2024

COMPLETE SOLARIA, INC.
45700 Northport Loop East
Fremont, California 94538

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 11:00 a.m. Pacific Time on Wednesday, December 18, 2024

Dear Stockholder:

You are cordially invited to attend the 2024 annual meeting of stockholders (the “Annual Meeting”) of COMPLETE SOLARIA, INC., a Delaware corporation. The Annual Meeting will be held virtually via a live webcast at https://www.cstproxy.com/completesolaria/2024 originating from Fremont, California, at 11:00 a.m. Pacific Time on Wednesday, December 18, 2024 at 11:00 a.m. Pacific Time. There will not be a physical location for the Annual Meeting, and you will not be able to attend the Annual Meeting in person. We encourage you to attend online and participate. We recommend that you log in a few minutes before 11:00 a.m. Pacific Time on Wednesday, December 18, 2024 to ensure you are logged in when the Annual Meeting starts. The webcast will open 15 minutes before the start of the Annual Meeting. The Annual Meeting will be held for the following purposes:

1.      To elect each of the Board of Directors’ nine nominees for director to serve until the 2025 annual meeting of stockholders;

2.      To ratify the selection of BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2024;

3.      To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock, par value $0.0001 per share (“Common Stock”), issuable upon conversion of the 7.0% Convertible Notes due 2029 (as defined herein) in an amount that may be equal to or exceed 20% of our Common Stock outstanding;

4.      To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of our Common Stock issuable under the White Lion Purchase Agreement (as defined herein) in an amount that may be equal to or exceed 20% of our Common Stock outstanding; and

5.      To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

These items of business are more fully described in the proxy statement accompanying this notice of Annual Meeting.

The record date for the Annual Meeting is October 25, 2024. Only stockholders of record at the close of business on that date may vote at the Annual Meeting or any adjournment thereof.

Pursuant to the rules of the U.S. Securities and Exchange Commission (the “SEC”), with respect to the Annual Meeting, we have elected to utilize the “full set delivery” option of providing paper copies of all of our proxy materials by mail. We expect to mail to our stockholders copies of all of the proxy materials on or about November [    ], 2024. We are also furnishing proxy materials to our stockholders over the Internet, and you may read, print and download these proxy materials over the Internet at https://www.cstproxy.com/completesolaria/2024.

Your vote is important. Whether or not you are able to attend the Annual Meeting online, it is important that your shares be represented. Please vote as soon as possible.

On behalf of our Board of Directors, thank you for your participation in this important process.

By Order of the Board of Directors,

Thurman J. Rodgers
Chief Executive Officer and Executive Chairman
Fremont, California
November, [ ], 2024

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON WEDNESDAY, DECEMBER 18, 2024

Pursuant to the rules of the U.S. Securities and Exchange Commission (the “SEC”), with respect to the Annual Meeting, we have elected to utilize the “full set delivery” option of providing paper copies of all of our proxy materials by mail. We expect to mail to our stockholders copies of all of the proxy materials on or about November [    ], 2024.

We are also furnishing proxy materials to our stockholders over the Internet, and you may read, print and download these proxy materials over the Internet at https://www.cstproxy.com/completesolaria/2024.

You are cordially invited to attend the Annual Meeting online. Your vote is important. Whether or not you expect to attend the Annual Meeting online, please complete, date, sign and return the proxy mailed to you, or vote over the Internet as instructed in these materials, as promptly as possible in order to ensure your representation at the Annual Meeting. Even if you have voted by proxy, you may still vote online if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other agent and you wish to vote at the Annual Meeting, you must follow the instructions from such organization and will need to obtain a proxy issued in your name from that agent in order to vote your shares that are held in such agent’s name and account.

Page
GENERAL INFORMATION	1
PROPOSAL NO. 1 — ELECTION OF DIRECTORS	9
MANAGEMENT	12
INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE	13
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	18
PROPOSAL NO. 2 — RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	20
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	21
PROPOSAL NO. 3 — APPROVAL, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(D), OF THE ISSUANCE OF SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THE 7.0% CONVERTIBLE SENIOR NOTES DUE 2029 IN AN AMOUNT THAT MAY BE EQUAL TO OR EXCEED 20% OF OUR COMMON STOCK OUTSTANDING	22
PROPOSAL NO. 4 — APPROVAL, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(D), OF THE ISSUANCE OF SHARES OF COMMON STOCK ISSUABLE UNDER THE WHITE LION PURCHASE AGREEMENT, IN AN AMOUNT THAT MAY BE EQUAL TO OR EXCEED 20% OF OUR COMMON STOCK OUTSTANDING	27
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	30
EXECUTIVE COMPENSATION	33
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	47
HOUSEHOLDING OF PROXY MATERIALS	53
OTHER MATTERS	54

i

COMPLETE SOLARIA, INC.
45700 Northport Loop East
Fremont, California 94538

PROXY STATEMENT
FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Wednesday, December 18, 2024 at 11:00 a.m. Pacific Time

GENERAL INFORMATION

The proxy materials for our 2024 annual meeting of stockholders (the “Annual Meeting”) include the Notice of Annual Meeting, this Proxy Statement, the attached proxy card, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (collectively, the “proxy materials”). The proxy materials for the Annual Meeting are first being mailed on or about November [    ], 2024 to stockholders of record as of October 25, 2024.

Complete Solaria, Inc. (referred to as the “Company”, “Complete Solaria”, “we”, “us” and like expressions) was originally known as Freedom Acquisition I Corp. (“FACT”). On July 18, 2023, Complete Solaria, Inc. (f/k/a Complete Solar Holding Corporation), a Delaware corporation (“Legacy Complete Solaria”), FACT, Jupiter Merger Sub I Corp., a Delaware corporation and wholly-owned subsidiary of FACT (“First Merger Sub”), Jupiter Merger Sub II LLC, a Delaware limited liability company and a wholly-owned subsidiary of FACT (“Second Merger Sub”) and SolarCA LLC, a Delaware limited liability company and a wholly-owned subsidiary of FACT (“Third Merger Sub”), consummated the transactions contemplated under the amended and restated business combination agreement, dated as of May 26, 2023, by and among FACT, First Merger Sub, Second Merger Sub, Legacy Complete Solaria and The Solaria Corporation, a Delaware corporation and a wholly-owned subsidiary of Complete Solaria (“Solaria”) (the “Business Combination Agreement”), following the approval at the special meeting of the stockholders of FACT held July 11, 2023. In connection with the closing under the Business Combination Agreement (the “Closing”) of the transactions contemplated by the Business Combination Agreement (the “Business Combination”), we changed our name from Freedom Acquisition I Corp. to Complete Solaria, Inc. For further information on the Business Combination, please refer to our Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving the proxy materials?

You are receiving this Proxy Statement and the other proxy materials from us because you own shares of our Common Stock. $0.0001 par value per share (the “Common Stock”) as of the Record Date (as defined below). This Proxy Statement describes the matters on which we would like you, as a stockholder, to vote. It also gives you information on these matters so that you can make an informed decision.

Thurman J. Rodgers and Daniel Foley were named by the Board of Directors as proxy holders. Messrs. Rodgers and Foley will vote all proxies, or record an abstention or withheld vote, in accordance with the directions on the proxy. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the meeting, please complete, sign and return your proxy card, or vote on the Internet, in advance of the meeting just in case you are unable to attend. You can always decide to vote online during the Annual Meeting. If no contrary direction is given, the shares will be voted as recommended by the Board of Directors.

When is the record date for the Annual Meeting?

The Board of Directors set the record date for the Annual Meeting as the close of business on October 25, 2024 (the “Record Date”).

How do I attend, participate in, and ask questions during the Annual Meeting?

We will be hosting the Annual Meeting via live webcast only. Any stockholder can attend the Annual Meeting live online at https://www.cstproxy.com/completesolaria/2024. The Annual Meeting will start at 11:00 a.m. Pacific Time on Wednesday, December 18, 2024.

In order to enter the Annual Meeting, you will need the control number, which is included on your proxy card or voting instruction form if you are a stockholder of record of shares of our Common Stock, or included with your voting instruction card and voting instructions received from your broker, bank or other agent if you hold your shares of Common Stock in a “street name.” Instructions on how to attend and participate are available at https://www.cstproxy.com/completesolaria/2024. We recommend that you log in a few minutes before 11:00 a.m. Pacific Time to ensure you are logged in when the Annual Meeting starts. The webcast will open 15 minutes before the start of the Annual Meeting.

If you would like to submit a question during the Annual Meeting, you may log in to https://www.cstproxy.com/completesolaria/2024 using your control number and by following the applicable instructions. The webcast will open 15 minutes before the start of the Annual Meeting.

To help ensure that we have a productive and efficient meeting, and in fairness to all stockholders in attendance, you will find posted our rules of conduct for the Annual Meeting when you log in prior to its start. During the question-and-answer session of the Annual Meeting, we will address questions pertinent to meeting matters, subject to time constraints. Questions that are substantially similar may be grouped and answered once to avoid repetition. To allow us to respond to appropriate questions in the allotted time, we may limit each stockholder to one question. Please refer to the rules of conduct for additional guidelines regarding the Annual Meeting.

What if I have technical difficulties or trouble accessing the Annual Meeting?

Beginning at 11:00 a.m. Pacific Time and during the virtual Annual Meeting, we will have a support team ready to assist stockholders with technical difficulties they may have accessing or hearing the virtual meeting. If you encounter any difficulties accessing the Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted at https://www.cstproxy.com/completesolaria/2024.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on the Record Date will be entitled to vote online at the Annual Meeting. On the Record Date, there were [    ] shares of Common Stock outstanding and entitled to vote. Holders of our shares of Common Stock as of the Record Date are entitled to one vote for each share held on all matters to be voted on by stockholders at the Annual Meeting.

A list of stockholders of record will be available for inspection by stockholders of record online during the Annual Meeting for those that attend. In addition, for the ten days prior to the Annual Meeting, the stockholder list will be available upon request via InvestorRelations@CompleteSolar.com for examination by any stockholder for any purpose relating to the Annual Meeting.

Stockholder of Record: Shares Registered in Your Name

If, on the Record Date, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote online during the Annual Meeting or by proxy in advance. Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares by proxy in advance of the Annual Meeting through the internet, by telephone or by completing and returning a printed proxy card that you may request or that we may elect to deliver at a later time to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent

If, on the Record Date, your shares were held, not in your name, but rather in an account at a broker, bank or other agent, then you are the beneficial owner of shares held in “street name” . The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account, and your broker, bank or other agent will request voting instructions from you. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Annual Meeting unless you request and obtain a valid legal proxy from your broker, bank or other agent. Check with your broker, bank, or other agent, and follow the instructions you receive during the registration process prior to the Annual Meeting.

What am I voting on?

There are four matters scheduled for a vote:

•        Proposal No. 1 — To elect each of the nine nominees for director to serve until the 2025 annual meeting of stockholders;

•        Proposal No. 2 — To ratify the selection of BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2024;

•        Proposal No. 3 — To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of our Common Stock issuable upon conversion of the 7.0% Convertible Notes due 2029 in an amount that may be equal to or exceed 20% of our Common Stock outstanding; and

•        Proposal No. 4 — To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of our Common Stock issuable under the White Lion Purchase Agreement in an amount that may be equal to or exceed 20% of our Common Stock outstanding.

What if another matter is properly brought before the meeting?

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy, Thurman J. Rodgers, Chief Executive Officer, and Daniel Foley, Chief Financial Officer, to vote on those matters in accordance with their best judgment. As of the date of this Proxy Statement, the Board of Directors did not know of any other business to be presented for consideration at the Annual Meeting.

How do I vote?

You may either vote “For” the nominees to the Board of Directors, or you may “Withhold” your vote for any nominee you specify. For the proposals (a) to ratify the selection of BDO USA, P.C., (b) to approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of our Common Stock issuable upon conversion of the 7.0% Convertible Notes due 2029 in an amount that may be equal to or exceed 20% of our Common Stock outstanding, and (c) to approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of our Common Stock issuable under the White Lion Purchase Agreement in an amount that may be equal to or exceed 20% of our Common Stock outstanding, you may vote “For” or “Against” or “Abstain” from voting.

The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote (1) online during the Annual Meeting or (2) in advance of the Annual Meeting by proxy through the internet, by telephone or by completing and returning the enclosed proxy card. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote online even if you have already voted by proxy.

•        To vote online during the Annual Meeting, follow the provided instructions to join the Annual Meeting at https://www.cstproxy.com/completesolaria/2024, starting at 11:00 a.m. Pacific Time on Wednesday, December 18, 2024. The webcast will open 15 minutes before the start of the Annual Meeting.

•        To vote in advance of the Annual Meeting through the internet, go to https://www.cstproxy.com to complete an electronic proxy card. You will be asked to provide the control number from the proxy card or voting instruction form. Your internet vote must be received by 11:59 p.m. Eastern Time on December 17, 2024 to be counted.

•        To vote in advance of the Annual Meeting by telephone, dial (866) 894-0536 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the control number from the proxy card. Your telephone vote must be received by 11:59 p.m. Eastern Time on December 17, 2024 to be counted.

•        To vote in advance of the Annual Meeting using the printed proxy card that may be delivered to you, simply complete, sign and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received voting instructions from that organization rather than from us. Simply follow the voting instructions received from your broker, bank or other agent to ensure that your vote is counted. To vote online at the Annual Meeting, you must obtain a valid legal proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form.

Internet proxy voting is being provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of Common Stock you own as of the Record Date.

What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote by completing your proxy card, through the internet, by telephone or online at the Annual Meeting, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent

If you are a beneficial owner and do not instruct your broker, bank or other agent how to vote your shares, the question of whether your broker, bank or other agent will still be able to vote your shares depends on whether the particular proposal is deemed to be a “routine” matter. Brokers, banks and other agents can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under applicable rules and interpretations, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Accordingly, your broker, bank or other agent may not vote your shares on Proposal No. 1, Proposal No. 3 or Proposal No. 4 without your instructions, but your broker, bank or other agent may vote your shares on Proposal No. 2 even in the absence of your instruction. We encourage you to provide voting instructions to your broker, bank or other agent. This ensures that your shares will be voted at the Annual Meeting according to your instructions. You should receive directions from your broker, bank or other agent about how to submit your proxy to them at the time you receive this Proxy Statement.

If you are a beneficial owner of shares held in “street name”, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of each of the nominees for director, “For” the ratification of selection of BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2024, “For” the approval, for purposes of complying with Nasdaq Listing Rule 5635(d), to issue shares of our Common Stock issuable upon conversion of the 7.0% Convertible Notes due 2029 in an amount that may be equal to or exceed 20% of our Common Stock outstanding, and “For” the approval, for purposes of complying with Nasdaq Listing Rule 5635(d), to issue shares of our Common Stock issuable under the White Lion Purchase Agreement in an amount that may be equal to or exceed 20% of our Common Stock outstanding. If any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matter in accordance with their best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokers, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each of the notices you receive to ensure that all of your shares are voted.

Can I revoke my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy at any time before the final vote at the Annual Meeting in any one of the following ways:

•        You may submit another properly completed proxy card with a later date.

•        You may grant a subsequent proxy by telephone or through the internet.

•        You may send a timely written notice that you are revoking your proxy to our Secretary at Complete Solaria, Inc., 45700 Northport Loop East, Fremont, California 94538.

•        You may attend the Annual Meeting and vote online. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

Your most current proxy card or telephone or internet proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent

If your shares are held by your broker, bank or other agent, you should follow the instructions provided by your broker, bank or other agent.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, (a) for Proposal No. 1 to elect directors, votes “For,” “Withhold” and broker non-votes; and (b) for Proposal No. 2, Proposal No. 3 and Proposal No. 4, votes “For” and “Against,” as well as abstentions.

Abstentions will be counted towards the vote total for Proposal No. 2, Proposal No. 3 and Proposal No. 4, and will have the same effect as “Against” votes. Broker non-votes have no effect and will not be counted towards Proposal No. 1, Proposal No. 3 or Proposal No. 4. We do not expect broker non-votes to exist in connection with Proposal No. 2.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in “street name” does not give voting instructions to his or her broker, bank or other agent holding his or her shares as to how to vote on matters deemed to be “non-routine,” the broker, bank or other such agent cannot vote the shares. These unvoted shares are counted as “broker non-votes.” Since each of Proposal No. 1, Proposal No. 3 and Proposal No. 4 is considered to be “non-routine,” we expect broker non-votes to exist in connection with Proposal No. 1, Proposal No. 3 and Proposal No. 4. Proposal No. 2 is considered to be “routine,” and therefore we do not expect broker non-votes to exist in connection with Proposal No. 2.

As a reminder, if you are a beneficial owner of shares held in “street name”, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

How many votes are needed to approve each proposal?

•        Proposal No. 1 — For the election of directors, the nine nominees receiving the most “For” votes from the holders of shares present by virtual attendance or represented by proxy and entitled to vote on the election of directors will be elected. Broker non-votes will not affect the outcome of the election of directors. Accordingly, only votes “For” will affect the outcome.

•        Proposal No. 2 — For the ratification of the selection of BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2024, the proposal must receive “For” votes from the holders of a majority of shares present by virtual attendance or represented by proxy and entitled to vote on the matter. If you “Abstain” from voting, it will have the same effect as an “Against” vote.

•        Proposal No. 3 — To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of our Common Stock issuable upon conversion of the 7.0% Convertible Notes due 2029 in an amount that may be equal to or exceed 20% of our Common Stock outstanding, the affirmative vote of the holders of a majority of the total votes cast in person or by proxy at the Annual Meeting, provided that a quorum is present.

•        Proposal No. 4 — To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of our Common Stock issuable under the White Lion Purchase Agreement in an amount that may be equal to or exceed 20% of our Common Stock outstanding, the affirmative vote of the holders of a majority of the total votes cast in person or by proxy at the Annual Meeting, provided a quorum is present.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the voting power of the outstanding shares entitled to vote are present at the Annual Meeting online or represented by proxy. On the Record Date, there were [    ] shares outstanding and entitled to vote. The inspector(s) of election appointed for the Annual Meeting will determine whether or not a quorum is present.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other agent) or if you vote online at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present at the Annual Meeting by virtual attendance or represented by proxy may adjourn the Annual Meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be disclosed in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we intend to file a Current Report on Form 8-K to disclose preliminary results and, within four business days after the final results are known to us, file an amended Current Report on Form 8-K to disclose the final voting results.

When are stockholder proposals and director nominations due for the 2025 annual meeting of stockholders?

Stockholder Proposals.

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at next year’s annual meeting of stockholders by submitting their proposals in writing to our Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for the 2025 annual meeting of stockholders, our Secretary must receive the written proposal at our principal executive offices no later than that [    ], 2025. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals should be addressed to:

Complete Solaria, Inc.
Attention: Secretary
45700 Northport Loop East
Fremont, California 94538

Our Amended and Restated Bylaws (the “Bylaws”) also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our Bylaws provide that the only business that may be conducted at an annual meeting of stockholders is business that is (i) specified in the notice with respect to such annual meeting delivered to stockholders, (ii) brought specifically by or at the direction of our Board of Directors, or a duly authorized committee of our Board of Directors, or (iii) properly brought before the meeting in accordance with our Bylaws by a stockholder of record entitled to vote at the meeting. To be properly brought, notice of the proposal must contain the information required by our Bylaws and must be received by our Secretary at our principal executive offices not earlier than the close of business on [    ], 2025 and not later than the close of business on [    ], 2025.

In the event that we hold the 2025 annual meeting of stockholders more than 30 days before or after the one-year anniversary of the Annual Meeting, notice of a stockholder proposal that is not intended to be included in our proxy statement must be received no earlier than the close of business on the 120th day before the 2025 annual meeting of stockholders and no later than the close of business on the later of the following two dates:

•        the 90th day prior to the 2025 annual meeting of stockholders; or

•        the 10th day following the day on which public announcement of the date of our 2025 annual meeting of stockholders is first made.

If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting of stockholders does not appear to present his, her or its proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting.

Director Nominations.

Holders of our Common Stock may propose director candidates for consideration by our Nominating and Corporate Governance Committee. Any such recommendations should include the nominee’s name and qualifications for membership on our Board of Directors and should be directed to our Secretary at the address set forth above. For additional information regarding stockholder recommendations for director candidates, see the section titled “Information Regarding the Board of Directors and Corporate Governance-Nominating and Corporate Governance Committee.”

Our Bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director candidate, the stockholder must provide the information required by our Bylaws. In addition, the stockholder must give timely notice to our Secretary in accordance with our Bylaws, which, in general, require that the notice be received by our Secretary within the time periods described above for stockholder proposals that are not intended to be included in a proxy statement pursuant to Rule 14a-8 under the Exchange Act.

In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules in connection with our 2025 annual meeting of stockholders, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice to us that sets forth the information required by Rule 14a-19 under the Exchange Act no later than 60 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the date of the annual meeting is first made by us.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

Our business and affairs are managed under the direction of the Board of Directors. The Board of Directors presently has nine members, five of whom are deemed “independent” under the SEC rules and listing standards of The Nasdaq Stock Market LLC (“Nasdaq”). Vacancies on the Board of Directors may be filled only by persons elected by a majority of the remaining directors. Upon the recommendation of the Nominating and Corporate Governance Committee of our Board of Directors, our Board of Directors has nominated the nine director nominees listed below for election at the Annual Meeting. Each of the director nominees currently serves on the Board of Directors. The current term of all directors will expire at the Annual Meeting when their successors are elected, and the Board of Directors has nominated each of these individuals for a new term that will expire at the 2025 annual meeting of stockholders when their successors are elected.

Vote Required

Directors are elected by a plurality of the votes of the holders of shares of Common Stock present in person, by remote communication, if applicable, or represented by proxy duly authorized at the meeting and entitled to vote generally on the election of directors. Accordingly, the nine nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of each of the nominees named below. If the nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by the Board of Directors. Each person nominated for election has consented to being named as a nominee in this Proxy Statement and has agreed to serve if elected. We have no reason to believe that any nominee will be unable to serve if elected.

The following is a brief biography of the nominees for election at the Annual Meeting, including their respective ages. Each biography includes information regarding the specific experience, qualifications, attributes or skills that led the Nominating and Corporate Governance Committee and the Board of Directors to determine that the applicable nominee should serve as a member of the Board of Directors.

Nominees for Election for a Term Expiring at the 2025 Annual Meeting of Stockholders

The table and biographies below provide additional information regarding our nine director nominees. Each nominee is up for election for a term expiring at our 2025 annual meeting of stockholders.

Name	Position	Age	Independent (Y/N)	Director Since
Thurman J. Rodgers	Executive Chairman, CEO, Director	76	N	2022
Antonio R. Alvarez	Director	68	N	2022
William J. Anderson	Director	48	N	2022
Adam Gishen	Director	49	Y	2023
Chris Lundell	Director	63	N	2023
Lothar Maier	Director	69	Y	2024
Ronald Pasek	Director	63	Y	2023
Tidjane Thiam	Director	62	Y	2020
Devin Whatley	Director	55	Y	2022

Thurman J. Rodgers.    Thurman J. (T.J.) Rodgers, 76, has served as the Chief Executive Officer of Complete Solaria since April 2024 and as a member of the Complete Solaria Board of Directors since November 2022 and as Executive Chairman since June 2023. Mr. Rodgers founded Cypress Semiconductor in 1982 and served as Cypress’ Chief Executive Officer from 1982 to 2016. Mr. Rodgers currently serves on the boards of other energy-related companies: including Enovix and Enphase Energy Inc. (energy and storage technologies). From 2004 to 2012, he served as a member of Dartmouth’s board of trustees. Mr. Rodgers was a Sloan scholar at Dartmouth, where he graduated in 1970 as the Salutatorian with a double major in Physics and Chemistry. He won the Townsend Prize and the Haseltine Chemistry-Physics Prize as the top physics and chemistry student in his class. Mr. Rodgers holds a master’s degree and a Ph.D. in Electrical Engineering from Stanford University, where he attended on a Hertz fellowship.

Antonio R. Alvarez.    Antonio R. Alvarez, 68, has served as a member of the Complete Solaria Board of Directors since November 2022. Mr. Alvarez served as the President of Complete Solaria since the merger of Complete Solar and Solaria in November 2022 until March 2023. From 2020 to 2022, Mr. Alvarez served as Solaria’s Chief Executive Officer. Prior to 2020, Mr. Alvarez served in various executive roles at Altierre Corporation, Aptina Imaging, Advanced Analogic Technologies, Leadis Technology and Cypress Semiconductor. Currently, Mr. Alvarez serves on the board of directors of NexGen Power Systems and previously served as a board member of SunEdison, SunEdison Semiconductor, ChipMOS Technology, and Validity Sensors. Mr. Alvarez holds a B.S. and an M.S. in Electrical Engineering from the Georgia Institute of Technology.

William J. Anderson.    William J. Anderson, 48, served as the Chief Executive Officer of Complete Solaria from November 2022 to December 2023. From 2010 to 2022, he served as the Chief Executive Officer of Complete Solar. From 2007 to 2009, Mr. Anderson served as CEO of Risk Allocation Systems, Inc., a lending platform connecting automobile dealerships and credit unions in order to offer point of sale automobile loans to car buyers. From 2009 to 2010, Mr. Anderson served as Partner at SVE Partners, a boutique consulting firm serving technology start-ups and venture capital investors. Mr. Anderson holds a B.S. in Managerial Sciences from the Massachusetts Institute of Technology and an M.B.A. from the Stanford University Graduate School of Business.

Adam Gishen.    Mr. Gishen, 49, served as FACT’s Chief Executive Officer from February until the Business Combination in July 2023, and served as one of FACT’s initial board observers. From 2015 to 2020, Mr. Gishen served in several senior roles at Credit Suisse Group AG, including Global Head of Investor Relations, Corporate Communications and Marketing and Branding. Prior to 2015, Mr. Gishen was a partner at Ondra Partners, a financial advisory firm and previous to this worked as a Managing Director at Nomura and at Lehman Brothers in the area of equity capital markets. Mr. Gishen graduated from the University of Leeds.

Chris Lundell.    Christopher Lundell, 63, has served as a member of the Complete Solaria Board of Directors since November 2023. Mr. Lundell served as the Chief Executive Officer of Complete Solaria from December 2023 to April 2024. Mr. Lundell is the Founder of CMO Grow, a marketing consultancy firm. Prior to that, he was the CMO at Vivint Solar, the President of the Americas at NEXThink, and CMO and COO at Domo. He holds an M.B.A. from Brigham Young University.

Lothar Maier.    Lothar Maier, 69, as served as a member of the Complete Solaria Board of Directors since November 2024. Mr. Maier served as director of FormFactor Inc, from November 2006 to May 2024. Mr. Maier served as the Chief Executive Officer and a member of the Board of Directors of Linear Technology Corporation, a supplier of high performance analog integrated circuits, from January 2005 to March 2017. Prior to that, he served as Linear Technology’s Chief Operating Officer from April 1999 to December 2004. Before joining Linear Technology, Mr. Maier held various management positions at Cypress Semiconductor Corporation, a provider of high-performance, mixed-signal, programmable solutions, from July 1983 to March 1999, including as Senior Vice President and Executive Vice President of Worldwide Operations. Mr. Maier holds a B.S. in chemical engineering from the University of California at Berkeley.

Ronald Pasek.    Ronald Pasek, 63, has served as a member of the Complete Solaria Board of Directors since February 2023. Since 2015, Mr. Pasek has served as the chairman of the board of directors of Spectra7 Microsystems Inc., a Canadian publicly-traded consumer connectivity company. From 2016 to 2020, Mr. Pasek was Chief Financial Officer of NetApp. From 2009 until its acquisition by Intel in December 2015, Mr. Pasek served as Senior Vice President, Finance and Chief Financial Officer of Altera Corporation, a worldwide provider of programmable logic devices. Mr. Pasek was previously employed by Sun Microsystems, in a variety of roles including Vice President, Corporate Treasurer and Vice President of worldwide field finance, worldwide manufacturing and U.S. field finance. Mr. Pasek holds a B.S. degree from San Jose State University and an M.B.A. degree from Santa Clara University.

Tidjane Thiam.    Mr. Thiam, 62, served as a member of the FACT Board and as Executive Chairman of FACT since inception until the Business Combination in July 2023. In 2021, Mr. Thiam was appointed Chairman of Rwanda Finance Limited. He also serves as a Director and Chair of the Audit Committee of Kering S.A., the French luxury group. Mr. Thiam is also a Special Envoy on Covid 19 for the African Union. From 2015 to 2020, Mr. Thiam was Chief Executive Officer of Credit Suisse Group AG. From 2014 to 2019, Mr. Thiam was a Director of 21st Century

Fox and served on its Nominating and Corporate Governance Committee. Mr. Thiam previously served at Prudential plc, a global insurance company based on London, as the Group Chief Executive from 2009 to 2015, a Director from 2008 to 2015 and Group Chief Financial Officer from 2008 to 2009. Mr. Thiam holds an M.B.A. from INSEAD and graduated from École Nationale Supérieure des Mines de Paris in 1986 and from École Polytechnique in Paris in 1984.

Devin Whatley.    Devin Whatley, 55, has served as a member of the Complete Solaria Board of Directors since November 2022. Since 2010, Mr. Whatley has served as the Managing Partner at the Ecosystem Integrity Fund. Mr. Whatley serves as a member of the board of directors of several private companies focused on renewable energy. Mr. Whatley was a CFA Charterholder and holds a B.A. in East Asian Studies with a Business Emphasis from the University of California, Los Angeles and an M.B.A. from the Wharton School at the University of Pennsylvania.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NAMED NOMINEES ABOVE

Board of Directors Diversity

The Board of Directors Diversity Matrix, below, provides the diversity statistics for our Board of Directors as of the date of this proxy statement. The Board of Directors currently comprises members with substantial experience in the solar industry, corporate management and finance. The Board of Directors believes this approach best suits our needs at this stage for the Company. While the Board of Directors has not identified appropriate candidates, the Board of Directors intends to cause the Company to comply with the Nasdaq diversity rules (and other applicable diversity requirements) by adding qualified persons to the Board of Directors at a later date in accordance with the Nasdaq diversity rules (and other applicable diversity requirements).

Board of Directors Diversity Matrix
Total Number of Directors	9
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors		9
Part II: Demographic Background
African American or Black		1
Alaskan Native or Native American
Asian
Hispanic or Latinx		1
Native Hawaiian or Pacific Islander
White		7
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

MANAGEMENT

Our directors and executive officers and their ages as of October 25, 2024:

Name	Age	Position
Thurman J. Rodgers	76	Chief Executive Officer and Director
Daniel Foley	47	Chief Financial Officer
Antonio R. Alvarez(2)	68	Director
William J. Anderson	48	Director
Adam Gishen(1)(3)	49	Director
Chris Lundell	63	Director
Lothar Maier	69	Director
Ronald Pasek(1)(2)(3)	63	Director
Tidjane Thiam(1)	62	Director
Devin Whatley(2)	55	Director

____________

(1)      Member of the Audit Committee.

(2)      Member of the Compensation Committee.

(3)      Member of the Nominating and Corporate Governance Committee.

Biographical information for Mr. Rodgers is included with the director biographies under the section titled “Nominees for Election for a Term Expiring at the 2025 Annual Meeting of Stockholders” above.

Daniel Foley.    Daniel Foley, 47, has served as the Chief Financial Officer of Complete Solaria since June 2024. From June 2021 to December 2023, Mr. Foley served as the Chief Financial Officer for Common Citizen. From April 2021 to June 2021, Mr. Foley served as the Senior Vice President and Treasurer for TerrAscend. From January 2018 to April 2021, Mr. Foley served as the Vice President of Corporate Finance, Treasury & Investor Relations at Curaleaf. Prior to that, Mr. Foley held senior positions in Corporate Finance and Investor Relations for Station Casinos and MGM MIRAGE. Previous experience includes working as an Investment Analyst at Wall Street Associates and as Vice President of Finance at New Cotai Holdings. Foley began his career as a Senior Associate in Gaming, Lodging & Leisure Equity Research at Bear Stearns. Mr. Foley brings over 25 years of capital markets and finance experience to Complete Solaria, as well as a track record of driving strong financial results, instilling financial and operational discipline, and demonstrating inspirational leadership. Mr. Foley holds an M.B.A. from the University of Southern California and a Bachelor of Science in economics from the University of Utah.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Director Independence

As required under Nasdaq listing standards, a majority of the members of a listed company’s Board of Directors must qualify as “independent,” as affirmatively determined by the Board of Directors. In addition, Nasdaq listing standards require that, subject to specified exceptions, each member of a listed company’s Audit, Compensation, and Nominating and Corporate Governance Committees be “independent.”

The Board of Directors consults with our counsel to ensure that the Board of Directors’ determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.

Based upon information requested from and provided by each proposed director concerning his or her background, employment and affiliations, including family relationships, we have determined that Messrs. Gishen, Maier, Pasek, Thiam and Whatley, representing a majority of Complete Solaria’s directors, are “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing requirements and rules of Nasdaq.

The Board of Directors has reviewed the independence of each director. Based on information provided by each director concerning her or his background, employment and affiliations, the Board of Directors affirmatively determined that none of the directors, other than Thurman J. Rodgers, Antonio Alvarez, William Anderson, and Chris Lundell, has any relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of the other directors is “independent” as that term is defined under the Nasdaq listing standards.

In making these determinations, the Board of Directors considered the current and prior relationships that each non-employee director has with Complete Solara and all other facts and circumstances the Board of Directors deems relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director and the transactions described in the section titled “Certain Relationships and Related Party Transactions.”

There are no family relationships among any of our directors or executive officers.

Role of the Board of Directors in Risk Oversight

One of the key functions of the Board of Directors is the informed oversight of Complete Solaria’s risk management process. The Board of Directors does not anticipate having a standing risk management committee, but rather anticipates administering this oversight function directly through the Board of Directors as a whole, as well as through various standing committees of the Board of Directors that address risks inherent in their respective areas of oversight. In particular, the Board of Directors is responsible for monitoring and assessing strategic risk exposure, and Complete Solaria’s Audit Committee is responsible for considering and discussing Complete Solaria’s major financial risk exposures and the steps its management will take to monitor and control such exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee monitors compliance with legal and regulatory requirements. The Compensation Committee assesses and monitors whether Complete Solaria’s compensation plans, policies and programs comply with applicable legal and regulatory requirements.

Our Board of Directors also addresses our cybersecurity risk management as part of its general oversight function. Our Audit Committee is responsible for overseeing our cybersecurity risk management processes, including oversight of mitigation of risks from cybersecurity threats.

Our Vice President of Information Technology is responsible for hiring appropriate personnel, helping to integrate cybersecurity risk considerations into the Company’s overall risk management strategy, and communicating key priorities to relevant personnel. Our Chief Financial Officer is responsible for approving budgets, helping prepare for cybersecurity incidents, approving cybersecurity processes, and reviewing security assessments and other security-related reports.

Our cybersecurity incident response policy is being designed to escalate certain cybersecurity incidents to members of management depending on the circumstances. Our Chief Executive Officer and Chief Information officer work to help the Company mitigate and remediate cybersecurity incidents of which they are notified. In addition, the Company’s incident response policy will include reporting to the audit committee of the board of directors for certain cybersecurity incidents.

Board Committees

Our Board of Directors has formed the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. The Board of Directors may from time to time establish other committees.

Our Chief Executive Officer and other executive officers regularly report to the non-executive directors and each standing committee to ensure effective and efficient oversight of its activities and to assist in proper risk management and the ongoing evaluation of management controls.

Audit Committee

The Audit Committee consists of Ronald Pasek, who serves as the chairperson, Adam Gishen and Tidjane Thiam. Each member of the Audit Committee qualifies as an independent director under the Nasdaq corporate governance standards and the independence requirements of Rule 10A-3 under the Exchange Act. Ronald Pasek qualifies as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K and possesses the requisite financial expertise required under the applicable requirements of Nasdaq.

The responsibilities of the Audit Committee include, among other things:

•        helping the Board of Directors oversee corporate accounting and financial reporting processes;

•        managing the selection, engagement and qualifications of a qualified firm to serve as the independent registered public accounting firm to audit Complete Solaria’s financial statements;

•        helping to ensure the independence and performance of the independent registered public accounting firm;

•        discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, Complete Solaria’s interim and year-end operating results;

•        developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;

•        reviewing policies on financial risk assessment and financial risk management;

•        reviewing related party transactions;

•        obtaining and reviewing a report by the independent registered public accounting firm at least annually, that describes Complete Solaria’s internal quality-control procedures, any material issues with such procedures, and any steps taken to deal with such issues when required by applicable law; and

•        approving (or, as permitted, pre-approving) all audit and all permissible non-audit service to be performed by the independent registered public accounting firm.

The Board of Directors adopted a written charter of the Audit Committee which is available on Complete Solaria’s website.

Compensation Committee

The Compensation Committee consists of Antonio R. Alvarez, who serves as the chairperson, Ronald Pasek and Devin Whatley. Each committee member is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act. Although Mr. Alvarez is not an independent director, Section 5605(d)(2)(B) of the Nasdaq listing standards nonetheless permits the appointment of a non-independent director to the compensation committee if the board of directors, under exceptional and limited circumstances, determines that the non-independent director’s membership is required by the best interests of the Company and its stockholders. Based on Mr. Alvarez’s extensive experience with Complete Solaria and familiarity with the industry, the Board of Directors concluded that Mr. Alvarez’s appointment to, and membership on, the Compensation Committee was in the best interests of Complete Solaria and its stockholders. Further, a majority of the members of the Compensation Committee are independent directors. Mr. Alvarez is permitted to serve on the Compensation Committee for a maximum of two years.

The responsibilities of the Compensation Committee are:

•        reviewing and approving, or recommending that the Board of Directors approve, the compensation of Complete Solaria’s executive officers and senior management;

•        reviewing and recommending to the Board of Directors the compensation of Complete Solaria’s directors;

•        reviewing and approving, or recommending that the Board of Directors approve, the terms of compensatory arrangements with Complete Solaria’s executive;

•        administering Complete Solaria’s stock and equity incentive plans;

•        selecting independent compensation consultants and assessing whether there are any conflicts of interest with any of the committee’s compensation advisors;

•        reviewing, approving, amending and terminating, or recommending that the Board of Directors approve, amend or terminate, incentive compensation and equity plans, severance agreements, change-of-control protections and any other compensatory arrangements for Complete Solaria’s executive officers and other senior management, as appropriate;

•        reviewing and establishing general policies relating to compensation and benefits of Complete Solaria’s employees; and

•        reviewing Complete Solaria’s overall compensation.

The Board of Directors adopted a written charter for the Compensation Committee which is available on Complete Solaria’s website.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee consists of Ronald Pasek, who serves as the chairperson, and Adam Gishen.

The responsibilities of the Nominating and Corporate Governance Committee are:

•        identifying, evaluating and selecting, or recommending that the Board of Directors approve, nominees for election to the Board of Directors;

•        evaluating the performance of the Board of Directors and of individual directors;

•        evaluating the adequacy of Complete Solaria’s corporate governance practices and reporting;

•        reviewing management succession plans; and

•        developing and making recommendations to the Board of Directors regarding corporate governance guidelines and matters.

The Board of Directors adopted a written charter of the Nominating and Corporate Governance Committee which is available on Complete Solaria’s website.

The Nominating and Corporate Governance Committee evaluates all candidates for director thoroughly, whether they are recommended by the management team, stockholders or third parties, in accordance with the needs of the Board of Directors and the qualifications of the candidate.

Code of Ethical Business Conduct

Complete Solaria has adopted a code of ethical business conduct that applies to all of its directors, officers and employees, including its principal executive officer, principal financial officer and principal accounting officer, and is available on Complete Solaria’s website. Complete Solaria’s code of business conduct is a “code of ethics,” as defined in Item 406(b) of Regulation S-K. Please note that Complete Solaria’s Internet website address is provided as an inactive textual reference only. Complete Solaria will make any legally required disclosures regarding amendments to, or waivers of, provisions of its code of ethics on its internet website.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee was at any time during 2023, or at any other time, one of Complete Solaria’s officers or employees, except Mr. Alvarez who served as Complete Solaria’s president until March 2023. None of Complete Solaria’s executive officers has served as a director or member of a compensation committee (or other committee serving an equivalent function) of any entity, one of whose executive officers served as a director of our Board of Directors or member of the Compensation Committee.

Board of Directors Leadership Structure

The positions of Chairman of the Board of Directors and Chief Executive Officer are not presently separated, with Mr. Rodgers serving as the Chairman of the Board of Directors and as Chief Executive Officer. Our Bylaws and Corporate Governance Guidelines, which do not require that our Chairman of the Board of Directors and Chief Executive Officer positions be separate, allow our Board of Directors to determine the leadership structure that is appropriate for us at any given point in time, taking into account the dynamic demands of our business and other factors.

Our Board of Directors oversees the risk management activities designed and implemented by our management. Our Board of Directors executes its oversight responsibility both directly and through its committees. Our Board of Directors also considers specific risk topics, including risks associated with our strategic initiatives, business plans and capital structure. Our management, including our executive officers, is primarily responsible for managing the risks associated with the operation and business of the Company. Our Chief Executive Officer and other executive officers will regularly report to the non-executive directors and the Audit, Compensation and Nominating and Corporate Governance Committees to ensure effective and efficient oversight of our activities and to assist in proper risk management and the ongoing evaluation of management controls. The committees of our Board of Directors also consider risk as they perform their respective committee responsibilities and report to the Board of Directors as appropriate, including when a matter rises to the level of a material or enterprise risk. We believe that the leadership structure of our Board of Directors provides appropriate risk oversight of our activities.

Meetings of The Board of Directors and Its Committees

The Board of Directors met four times during the fiscal year ended December 31, 2023 following the completion of Business Combination in July 2023. The Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee did not meet during the period following the Business Combination and prior to the fiscal year ended December 31, 2023. Each director attended 75% or more of the aggregate number of meetings of the Board of Directors and of the committees on which he or she served, held during the portion of the fiscal year ended December 31, 2023 for which he or she was a director or committee member.

During the fiscal year ended December 31, 2023, prior to the completion of our Business Combination in July 2023, the FACT board of directors met eight times, and the Audit Committee met twice. Each director attended 75% or more of the aggregate number of meetings of the FACT board of directors and of the committees on which he or she served, held during the portion of the fiscal year ended December 31, 2023 for which he or she was a director or committee member.

We encourage our directors and nominees for director to attend our annual meeting of stockholders.

Corporate Governance Guidelines

The Board of Directors has adopted Corporate Governance Guidelines to assure that the Board of Directors will have the necessary authority and practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The guidelines are also intended to align the interests of directors and management with those of our stockholders. The Corporate Governance Guidelines set forth the practices the Board of Directors intends to follow with respect to, among other things, board composition and selection including diversity, board meetings and involvement of senior management, Chief Executive Officer performance evaluation and succession planning, and board committees and compensation. The Corporate Governance Guidelines are available in the investors section of our website at https://investors.completesolaria.com/.

Insider Trading Policy

Our Board of Directors has adopted an insider trading policy that applies to all of our employees, directors, and consultants. This policy prohibits engaging in short sales, transactions in put or call options, hedging transactions, or other inherently speculative transactions with respect to our securities or derivative securities at any time.

Stockholder Communications with the Board of Directors

Our stockholders wishing to communicate with the Board of Directors or an individual director may send a written communication to the Board of Directors or such director addressed to c/o Complete Solaria, Inc., 45700 Northport Loop East, Fremont, California 94538, Attn: Secretary. The Secretary will review each communication. The Secretary will forward such communication to the Board of Directors or to any individual director to whom the communication is addressed unless the communication contains advertisements or solicitations or is unduly hostile, threatening or similarly inappropriate, in which case the Secretary will discard the communication or inform the proper authorities, as may be appropriate.

Delinquent Section 16(a) Reports

Based solely on our review of such forms furnished to the Company and written representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were timely made during fiscal 2023, other than the Forms 4 that were required to be filed in connection with the December 3, 2023 stock option grants to Messrs. Rodgers, Gishen, Alvarez, Lundell, Whatley, Pasek, Thiam and Anderson.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Recent Changes in Accounting Firm

On August 1, 2024, we notified Deloitte & Touche LLP (“Deloitte”) of its dismissal, effective as of the same day, as our independent registered public accounting firm. Deloitte served as our independent registered public accounting firm since the Closing of the Business Combination. The decision to change the independent public accounting firm was approved by our Audit Committee.

During the years ended December 31, 2022 and 2023 and the subsequent interim period through July 31, 2024, there were no: (1) disagreements with Deloitte within the meaning of Item 304(a)(1)(iv) of Regulation S-K on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to Deloitte’s satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events under Item 304(a)(1)(v) of Regulation S-K and the related instructions thereto, except with respect to the material weaknesses as described below.

As previously disclosed in our Annual Report on Form 10-K, including Item 9A thereof, for the fiscal year ended December 31, 2023, we determined that material weaknesses in our internal control over financial reporting existed because (a) we did not have sufficient full-time accounting personnel, (i) to enable appropriate reviews over the financial close and reporting process, (ii) to allow for appropriate segregation of duties, and (iii) with the requisite experience and technical accounting knowledge to identify, review and resolve complex accounting issues under generally accepted accounting principles in the U.S., and (b) with respect to inventory controls related to the completeness, existence, and cut-off of the inventories held at third parties, and controls related to the calculation of adjustments to inventory for items considered excessive and obsolete. Additionally, we did not adequately design and/or implement controls related to conducting a formal risk assessment process.

The audit reports of Deloitte on our consolidated financial statements as of and for the years ended December 31, 2022 and 2023 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that there was an explanatory paragraph describing conditions that raised substantial doubt about our ability to continue as a going concern in Deloitte’s audit opinions dated April 6, 2023 and April 1, 2024.

We provided Deloitte with a copy of the auditor change disclosures prior to filing them with the Securities and Exchange Commission in our Current Report on Form 8-K on August 1, 2024 (the “Form 8-K”) and requested that Deloitte furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agreed with the statements made in the Form 8-K, as specified by Item 304(a)(3) of Regulation S-K. A copy of Deloitte’s letter dated August 1, 2024 was filed as Exhibit 16.1 to the Form 8-K.

On August 1, 2024, following the dismissal of Deloitte, the Audit Committee, after a competitive process to review the appointment of the Company’s independent registered public accounting firm, approved the engagement of BDO USA, P.C. (“BDO”) as the Company’s independent registered public accounting firm.

During our fiscal years ended December 31, 2022 and 2023 and through July 31, 2024, neither the Company, nor anyone on its behalf, consulted BDO regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was the subject of a “disagreement” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) or “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Principal Accountant Fees and Services

The following table sets forth the aggregate fees billed for professional audit services and other services rendered by Deloitte and our other former auditor, Marcum LLP, for fiscal year 2023 and by our former auditor, Marcum LLP, for fiscal year 2022. All of the services described in the following fee table were approved by the Audit Committee.

	Year Ended December 31, 2023	Year Ended December 31, 2022
	(in thousands)
Audit Fees(1)	$1,440	$144
Audit-Related Fees(2)	400	—
Tax Fees(3)	147	—
All Other Fees	—	—
Total Fees	$1,987	$144

____________

(1)      Audit Fees — This category includes the audit of our annual financial statements, the audit of our internal control over financial reporting, the review of our financial statements included in our Quarterly Reports on Form 10-Q, and services that are normally provided by the independent registered public accounting firm in connection with statutory audit and regulatory filings for those fiscal years. This category also includes advice on accounting matters that arose during, or as a result of, the audit or the review of interim financial statements.

(2)      Audit-Related Fees — This category generally consists of assurance and related services, such as due diligence related to acquisition, business combination and finance offering.

(3)      Tax Fees — This category consists of services for tax compliance, tax advice, and tax planning.

Pre-Approval Policies and Procedures

Our Audit Committee has procedures in place for the pre-approval of all audit services, audit-related services, tax services, and other services rendered by our independent registered public accounting firm. Our Audit Committee generally pre-approves specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of our Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting. The Audit Committee has determined that the rendering of services other than audit services by our independent registered public accounting firm is compatible with maintaining the principal accountant’s independence.

PROPOSAL NO. 2 — RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed BDO as our independent registered public accounting firm for the 2024 fiscal year. After consideration of BDO’s qualifications and past performance, the Audit Committee has selected, and the Board of Directors ratified the selection of BDO as our independent registered public accounting firm for the fiscal year ending December 31, 2024. The Board of Directors has directed that management submit the selection of, BDO for ratification by our stockholders at the Annual Meeting. Representatives of BDO are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our Bylaws nor other governing documents or law requires stockholder ratification of the selection of BDO as our independent registered public accounting firm. However, the Audit Committee is submitting the selection of BDO to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain BDO. Even if the selection is ratified, the Audit Committee or the Board of Directors, in their discretion, may direct the appointment of different independent auditors at any time during our fiscal year if they determine that such a change would be in the best interests of Complete Solaria and our stockholders.

Vote Required

The affirmative vote of the holders of a majority of the shares present by virtual attendance or represented by proxy and entitled to vote on the matter at the Annual Meeting will be required to ratify the selection of BDO.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE
RATIFICATION OF THE APOINTMENT OF BDO USA, P.C. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee is a committee of the Board of Directors comprised solely of independent directors as required by the listing standards of the Nasdaq Stock Market LLC and the rules and regulations of the SEC. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Audit Committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees.

With respect to Complete Solaria’s financial reporting process, its management is responsible for establishing and maintaining internal controls and preparing its financial statements. Complete Solaria’s independent registered public accounting firm is responsible for performing an independent audit of Complete Solaria’s financial statements. It is the responsibility of the Audit Committee to oversee these activities. It is not the responsibility of the Audit Committee to prepare financial statements. These are the fundamental responsibilities of management.

In the performance of its oversight function, the Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2023 with management and Deloitte & Touche LLP. The Audit Committee has discussed with Deloitte & Touche LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. The Audit Committee has also received the written disclosures and the letter from Deloitte & Touche LLP required by the applicable requirements of the PCAOB regarding Deloitte & Touche LLP’s communications with the Audit Committee concerning independence and has discussed with Deloitte & Touche LLP its independence. Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in Complete Solaria’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for filing with the SEC. Respectfully submitted by the members of the Audit Committee of the Board of Directors:

Ronald Pasek (Chairperson)
Adam Gishen
Tidjane Thiam

This report of the Audit Committee will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act of 1933 or the Securities Exchange Act of 1934.

PROPOSAL NO. 3 — APPROVAL, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(D), OF THE ISSUANCE OF SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THE 7.0% CONVERTIBLE SENIOR NOTES DUE 2029 IN AN AMOUNT THAT MAY BE EQUAL TO OR EXCEED 20% OF OUR COMMON STOCK OUTSTANDING

On September 8, 2024, September 11, 2024 and September 22, 2024, we entered into Note Purchase Agreements (the “Note Purchase Agreements”) with various investors relating to the private offering of our 7.0% Convertible Senior Notes due 2029 (the “7.0% Convertible Notes due 2029”). The Note Purchase Agreements provide for the issuance of an aggregate principal amount of $80,000,000 of Convertible Notes, which includes $8,000,000 principal amount of 7.0% Convertible Notes due 2029 issued to certain entities affiliated with T.J. Rodgers, our Chairman and Chief Executive Officer.

The 7.0% Convertible Notes due 2029 were issued pursuant to the Note Purchase Agreements and the Indenture, dated September 16, 2024, between the Company and U.S. Bank Trust Company, National Association, as trustee (the “Indenture”). The proceeds of the 7.0% Convertible Notes due 2029 were used to pay the cash consideration payable by the Company under the Asset Purchase Agreement, dated August 5, 2024, among SunPower Corporation and its subsidiaries named therein, as sellers, and the Company, as buyer (the “Asset Purchase Agreement”), and for general corporate purposes, including but not limited to working capital.

Certain of the Note Purchase Agreements require us to solicit stockholder approval to issue shares of the our Common Stock upon conversion of the 7.0% Convertible Notes due 2029 in excess of the limitations otherwise applicable under the Indenture as a result of Nasdaq Listing Rule 5635(d)(2) and, if such stockholder approval is obtained, to take certain actions to seek approval to amend the Indenture to enable the earlier conversion of the 7.0% Convertible Notes due 2029. Additionally, we agreed to register for resale the shares of Common Stock issuable upon conversion of the 7.0% Convertible Notes due 2029 pursuant to the terms and conditions set forth in the Note Purchase Agreements.

Summary of General Terms of the 7.0% Convertible Notes due 2029

The 7.0% Convertible Notes due 2029 are general unsecured obligations of the Company and will mature on July 1, 2029, unless earlier converted, redeemed, or repurchased. Interest on the 7.0% Convertible Notes due 2029 accrues at a rate of 7.0% per year from September 16, 2024 and will be payable semiannually in arrears on January 1 and July 1 of each year, beginning on January 1, 2025. On or after September 16, 2025, until the close of business on the second scheduled trading day immediately preceding the maturity date, holders of the 7.0% Convertible Notes due 2029 may convert all or any portion of their 7.0% Convertible Notes due 2029 at any time, in integral multiples of $1,000 principal amount, at the option of the holder. Upon conversion, the Company may satisfy its conversion obligation by paying or delivering, as the case may be, cash, shares of Common Stock or a combination of cash and shares of Common Stock, at the Company’s election, in the manner and subject to the terms, conditions and limitations provided in the Indenture.

The conversion rate for the 7.0% Convertible Notes due 2029 is initially 467.8363 shares of Common Stock per $1,000 principal amount of 7.0% Convertible Notes due 2029. The conversion rate for the 7.0% Convertible Notes due 2029 is subject to adjustment from time to time in accordance with the terms of the Indenture. In addition, upon a conversion of the 7.0% Convertible Notes due 2029 after September 16, 2025, following certain corporate events that occur prior to the maturity date of the 7.0% Convertible Notes due 2029 or if the Company delivers a notice of redemption in respect of the 7.0% Convertible Notes due 2029, the Company will, under certain circumstances, increase the conversion rate of the 7.0% Convertible Notes due 2029 for a holder who elects to convert its 7.0% Convertible Notes due 2029 following September 16, 2025, in connection with such a corporate event that occurs prior to the maturity date, or if the Company delivers a notice of redemption in respect of the 7.0% Convertible Notes due 2029.

The Company may not redeem the 7.0% Convertible Notes due 2029 prior to September 16, 2026. The Company may redeem for cash all or any portion of the 7.0% Convertible Notes due 2029, at its option, subject to the conditions and requirements of the Indenture, (i) on or after September 16, 2026 and prior to July 1, 2029, if the last reported sale price of the Common Stock has been at least 150% of the conversion price for the 7.0% Convertible Notes due 2029 then in effect for at least 20 trading days during any 30 consecutive trading day period (including the last trading day of such period) ending on, and including, the trading day immediately preceding the date on which the Company provides notice of redemption at a redemption price equal to 100% of the principal amount of the 7.0% Convertible Notes due 2029 to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. No sinking fund is provided for the 7.0% Convertible Notes due 2029.

If the Company undergoes a fundamental change (as defined in the Indenture), then, subject to certain conditions and except as described in the Indenture, holders may require the Company to repurchase for cash all or any portion of their 7.0% Convertible Notes due 2029 at a fundamental change repurchase price equal to 100% of the principal amount of the 7.0% Convertible Notes due 2029 to be repurchased, plus accrued and unpaid interest, if any, to, but excluding, the fundamental change repurchase date.

The Indenture includes customary covenants and sets forth certain events of default after which the 7.0% Convertible Notes due 2029 may be declared immediately due and payable and sets forth certain types of bankruptcy or insolvency events of default involving the Company after which the 7.0% Convertible Notes due 2029 become automatically due and payable. The following events are considered “events of default” under the Indenture:

•        default in any payment of interest on any 7.0% Convertible Note due 2029 when due and payable and the default continues for a period of 30 days;

•        default in the payment of principal of any 7.0% Convertible Note due 2029 when due and payable on the maturity date, upon optional redemption, upon any required repurchase, upon declaration of acceleration or otherwise;

•        failure by the Company to comply with its obligation to convert the 7.0% Convertible Notes due 2029 in accordance with the Indenture upon exercise of a holder’s conversion right, and such failure continues for five business days;

•        failure by the Company to give a fundamental change notice or notice of a make-whole fundamental change, and such failure continues for five business days;

•        failure by the Company to comply with its obligations in respect of any consolidation, merger or sale of assets;

•        failure by the Company to comply with any of the other agreements in the Indenture or the 7.0% Convertible Notes due 2029 for 60 days after receipt of written notice of such failure from the trustee or the holders of at least 25% in principal amount of the 7.0% Convertible Notes due 2029 then outstanding;

•        default by the Company or any significant subsidiary of the Company with respect to any mortgage, agreement or other instrument under which there may be outstanding, or by which there may be secured or evidenced, any indebtedness with a principal amount in excess of $10,000,000 (or its foreign currency equivalent) in the aggregate of the Company and/or any such significant subsidiary, whether such indebtedness now exists or shall hereafter be created (i) resulting in such indebtedness becoming or being declared due and payable prior to its stated maturity date or (ii) constituting a failure to pay the principal of any such debt when due and payable (after the expiration of all applicable grace periods) at its stated maturity, upon required repurchase, upon declaration of acceleration or otherwise, and in the cases of clauses (i) and (ii), such acceleration shall not have been rescinded or annulled or such failure to pay or default shall not have been cured or waived, or such indebtedness is not paid or discharged, as the case may be, within 45 days after written notice to the Company by the trustee or to the Company and the trustee by holders of at least 25% in aggregate principal amount of 7.0% Convertible Notes due 2029 then outstanding in accordance with this Indenture;

•        certain events of bankruptcy, insolvency or reorganization of the Company or any of the Company’s significant subsidiaries; and

•        a final judgment or judgments for the payment of $10,000,000 (or its foreign currency equivalent) or more (excluding any amounts covered by insurance) in the aggregate rendered against the Company or any significant subsidiary, which judgment is not discharged, bonded, paid, waived or stayed within 60 days after (i) the date on which the right to appeal thereof has expired if no such appeal has commenced, or (ii) the date on which all rights to appeal have been extinguished.

If certain bankruptcy and insolvency-related events of default occur with respect to the Company, the principal of, and accrued and unpaid interest, if any, on, all of the 7.0% Convertible Notes due 2029 then outstanding shall automatically become due and payable. If an event of default with respect to the 7.0% Convertible Notes due 2029, other than certain bankruptcy and insolvency-related events of default with respect to the Company, occurs and is continuing, the trustee, by notice to the Company, or the holders of at least 25% in principal amount of the outstanding 7.0% Convertible Notes due 2029 by notice to the Company and the trustee, may declare 100% of the principal of, and accrued and unpaid special interest, if any, on, all the outstanding 7.0% Convertible Notes due 2029 to be due and payable. Notwithstanding the foregoing, the Indenture provides that, to the extent the Company so elects, the sole remedy for an event of default relating to certain failures by the Company to comply with certain reporting covenants in the Indenture will, for the first 365 days after the occurrence of such an event of default, consist exclusively of the right to receive additional interest on the 7.0% Convertible Notes due 2029.

The Indenture provides that the Company shall not, and shall not permit any subsidiary, to incur any indebtedness that ranks senior to the 7.0% Convertible Notes due 2029 and that is secured by a perfected first priority security interests in the assets of the Company or any of its subsidiaries; provided, however, the Company and its subsidiaries may incur or issue: (a) any Indebtedness that is authorized by holders of at least 51% in aggregate principal amount of 7.0% Convertible Notes due 2029 then outstanding in accordance with the Indenture; and (b) for the avoidance of doubt, any securitization financings that may be completed from time to time by the Company and/or its subsidiaries.

The Indenture provides that the Company shall not consolidate with or merge with or into, or sell, convey, transfer or lease all or substantially all of the consolidated properties and assets of the Company and its subsidiaries, taken as a whole, to, another person (other than any such sale, conveyance, transfer or lease to one or more of the Company’s direct or indirect wholly owned subsidiaries), unless: (i) the resulting, surviving or transferee person (if not the Company) is a “qualified successor entity” (as defined in the Indenture) organized and existing under the laws of the United States of America, any State thereof or the District of Columbia, and such corporation (if not the Company) expressly assumes by supplemental indenture all of the Company’s obligations under the 7.0% Convertible Notes due 2029 and the Indenture; and (ii) immediately after giving effect to such transaction, no default or event of default has occurred and is continuing under the Indenture.

Additional Information

The foregoing summary is intended to provide you with basic information concerning the Note Purchase Agreements, the 7.0% Convertible Notes due 2029 and the Indenture. The full text of each of the Indenture, the form of 7.0% Convertible Notes due 2029, and the form of Note Purchase Agreement were filed as exhibits to our Current Reports on Form 8-K filed with the SEC on September 12, 2024 and September 26, 2024. Such Current Reports on Form 8-K and the documents filed as exhibits thereto are incorporated herein by reference.

Requirement for Stockholder Approval

Our common stock is listed on Nasdaq and, as such, we are subject to the Nasdaq Listing Rules. Nasdaq Listing Rule 5635(d) is referred to as the “NASDAQ 20% Rule.” The NASDAQ 20% Rule requires that an issuer obtain stockholder approval prior to certain issuances of common stock or securities convertible into or exchangeable for common stock at a price less than the greater of market price or book value of such securities (on an as exercised basis) if such issuance equals 20% or more of the common stock or voting power of the issuer outstanding before the transaction.

Section 14.13 of the Indenture provides that, unless we otherwise obtain stockholder approval as required under the Nasdaq Listing Rules, we will not issue any shares of Common Stock upon conversion of the 7.0% Convertible Notes due 2029 or otherwise pursuant to the terms of the Indenture if the issuance of such shares of Common Stock would exceed 12,659,145 shares of Common Stock or otherwise pursuant to the terms of the 7.0% Convertible Notes due 2029 without breaching the Company’s obligations under the Nasdaq 20% Rule. The number of shares of Common Stock which we may issue under the 7.0% Convertible Notes due 2029 without violating the Nasdaq 20% Rule is referred to as the “Convertible Notes Exchange Cap”).

Pursuant to the conversion features of the 7.0% Convertible Notes due 2029, the aggregate number of shares of Common Stock issuable upon the conversion of the 7.0% Convertible Notes due 2029 would exceed 20% of our outstanding Common Stock on the dates we issued the 7.0% Convertible Notes due 2029 and could potentially be issued at a price less than the greater of the book value or market of the shares of common stock on the applicable date. Therefore, the Convertible Notes Exchange Cap was included in the Indenture and is applicable to the 7.0% Convertible Notes due 2029 in order to restrict the 7.0% Convertible Notes due 2029 from being converted into a number of shares of Common Stock in excess of the Convertible Notes Exchange Cap unless we obtain stockholder approval.

To meet the requirements of the NASDAQ 20% Rule, we need stockholder approval under the Nasdaq Listing Rules to permit the potential issuance of 20% or more of our outstanding Common Stock upon conversion of the 7.0% Convertible Notes due 2029.

Effect on Current Stockholders if this Share Issuance Proposal is Approved

If our stockholders approve this share issuance proposal, we will be permitted to settle our conversion obligations under the 7.0% Convertible Notes due 2029 fully in shares of Common Stock (or a combination of cash and shares of Common Stock) in excess of the Convertible Notes Exchange Cap discussed above. Therefore, we may potentially issue shares of Common Stock upon conversion of the 7.0% Convertible Notes due 2029 in an amount that exceeds 20% of our issued and outstanding Common Stock as of the dates the 7.0% Convertible Notes due 2029 were issued.

If stockholders approve this share issuance proposal, current stockholders may experience significant dilution of their current equity ownership in the Company. A maximum of 46,783,621 shares of our Common Stock may be issued upon conversion of the aggregate $80,000,000 principal amount of 7.0% Convertible Notes due 2029 issued and issuable under the Indenture based on the initial maximum conversion rate of 584.7953 shares of Common Stock per $1,000 principal amount of 7.0% Convertible Notes due 2029, which is subject to customary anti-dilution adjustment provisions. Such 46,783,61 shares of Common Stock represent approximately [    ]% dilution to stockholders based on [    ] shares of Common Stock outstanding as of October 25, 2024.

The issuance of shares of common stock pursuant to the New Notes will not affect the rights of holders of outstanding common stock, but such issuances will have a dilutive effect on the existing stockholders, including on the voting power and economic rights of the existing stockholders, and may result in a decline in the price of the Company’s common stock or in greater price volatility.

Consequences of Not Approving this Proposal

The Company is not seeking the approval of its stockholders to authorize its entry into the 7.0% Convertible Notes due 2029, and the related documents, or to issue the 7.0% Convertible Notes due 2029, as the Company has already done so and such documents already are binding obligations of the Company. The failure of the Company’s stockholders to approve this proposal will not negate the existing terms of the 7.0% Convertible Notes due 2029, the Note Purchase Agreements or the Indenture, which will remain a binding obligation of the Company.

Repayment of the 7.0% Convertible Notes due 2029 in Cash

If the stockholders do not approve this proposal, the Company will be able to settle its conversion obligations under the 7.0% Convertible Notes due 2029 in excess of the Convertible Notes Exchange Cap solely in cash and will be unable to settle its conversion obligations by payment or delivery of shares of Common Stock or a combination of cash and shares of Common Stock. As a result, the Company may not be able to satisfy all conversions under the 7.0% Convertible Notes due 2029. In addition, the Company will be required to repay its obligations under the 7.0% Convertible Notes due 2029 in cash, rather than by the payment of shares of Common Stock or a combination of cash and Common Stock. The Company’s ability to successfully implement its business plans and ultimately generate value for its stockholders is dependent upon its ability to raise capital and satisfy its ongoing business needs. If the Company is required to repay its obligations under the 7.0% Convertible Notes due 2029 in cash rather than Common Stock, the Company may not have the capital necessary to fully satisfy its ongoing business needs, the effect of which would adversely impact future operating results, and result in a delay in or modification or abandonment of its business plans. Additionally, it may be necessary for the Company to acquire additional financing in order to repay the obligations under the 7.0% Convertible Notes due 2029 in cash, which financing may not be available on advantageous terms and which may result in the incurrence of additional transaction expenses.

Potential Future Dilution

If the Company cannot issue shares of Common Stock to settle its conversion obligations under the 7.0% Convertible Notes due 2029 because stockholders do not approve this proposal, and the Company does not otherwise have sufficient available cash to meet such obligations, the Company may seek to raise additional capital through the issuance of shares of Common Stock, which issuances may be at prices more dilutive to stockholders than the terms permitting conversion of installment amounts into shares of Common Stock under the 7.0% Convertible Notes due 2029. Such issuances would likely require the approval of the holders of the 7.0% Convertible Notes due 2029, which holders may request a fee in order to consent to such a transaction. To the extent that the Company engages in such transactions to raise additional capital, the current stockholders could be substantially diluted.

Potential Event of Default

If this share issuance proposal is not approved, and if the Company does not have sufficient funds to make cash payments and cannot raise such funds in time to satisfy its conversion obligation, then the Company may suffer an event of default under the 7.0% Convertible Notes due 2029, which could have significant negative consequences for the Company and its stockholders. An event of default could harm the Company’s financial condition, force the Company to reduce or cease operations or could result in the Company declaring bankruptcy and the holders of the New Notes seizing some or all of the assets of the Company and its subsidiaries which currently secure the 7.0% Convertible Notes due 2029.

Vote Required and Board of Directors’ Recommendation

Nasdaq Listing Rule 5635(d) requires us to obtain stockholder approval prior to issuing more than 20% of our outstanding shares of Common Stock under the 7.0% Convertible Notes due 2029. The approval of Proposal No. 3 requires the affirmative vote of the holders of a majority of the total votes cast in person or by proxy at the Annual Meeting. Abstentions will be treated as votes against Proposal No. 3. If your shares are held in “street name” by a broker, bank or other nominee, your broker, bank or other nominee does not have authority to vote your unvoted shares held by the firm on this Proposal No. 3. As a result, any shares not voted by you will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of the vote on Proposal No. 3.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”
THE APPROVAL OF THIS SHARE ISSUANCE PROPOSAL AND THE ISSUANCE OF COMMON STOCK UNDERLYING 7.0% CONVERTIBLE NOTES DUE 2029 IN AN AMOUNT THAT MAY BE EQUAL TO OR EXCEED 20% OF OUR COMMON STOCK OUTSTANDING.

PROPOSAL NO. 4 — APPROVAL, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(D), OF THE ISSUANCE OF SHARES OF COMMON STOCK ISSUABLE UNDER THE WHITE LION PURCHASE AGREEMENT, IN AN AMOUNT THAT MAY BE EQUAL TO OR EXCEED 20% OF OUR COMMON STOCK OUTSTANDING

Our stockholders are being asked to approve the issuance of shares of Common Stock in an amount that may be equal to or exceed 20% of our Common Stock outstanding pursuant to the Common Stock Purchase Agreement, dated as of July 16, 2024, by and between the us and White Lion Capital, LLC (“White Lion”), as amended by Amendment No. 1 thereto, dated July 24, 2024, and as further amended by Amendment No. 2, dated August 14, 2024 (as amended, the “White Lion Purchase Agreement”). Upon stockholder approval, we will be able to issue shares of the Common Stock equal to or in excess of 20% of our Common Stock outstanding pursuant to the White Lion Purchase Agreement without further action from the stockholders and without violating applicable Nasdaq rules.

Summary of General Terms of the White Lion Purchase Agreement

Pursuant to the White Lion Purchase Agreement, we have the right, but not the obligation, to require White Lion to purchase, from time to time, up to $30.0 million in aggregate gross purchase price of newly issued shares of our Common Stock, subject to certain limitations and conditions set forth in the White Lion Purchase Agreement (the “Equity Line of Credit”). Subject to the satisfaction of certain customary conditions, our right to sell shares to White Lion commenced on the date of the execution of the White Lion Purchase Agreement and extends until the earlier of (i) White Lion having purchased shares of Common Stock equal to $30.0 million and (ii) 18 months from the date of execution of the White Lion Purchase Agreement (the “Commitment Period”).

During the Commitment Period, subject to the terms and conditions of the White Lion Purchase Agreement, we may notify White Lion when we exercise our right to sell shares of our Common Stock. We may deliver a Fixed Purchase Notice (as such term is defined in the White Lion Purchase Agreement), where we can require White Lion to purchase up to a number of shares of Common Stock equal to the lesser of (i) $150,000 or (ii) 100% of Average Daily Trading Volume (as defined in the White Lion Purchase Agreement). We may also deliver a Rapid Purchase Notice (as defined in the White Lion Purchase Agreement), where we may require White Lion to purchase up to a number of shares of Common Stock equal to the lesser of (i) 100% of the Average Daily Trading Volume and (ii) $2,000,000 divided by the highest closing price of the Common Stock over the most recent five business days immediately prior to the receipt of the notice. Further, we may deliver an Hour Rapid Purchase Notice (as defined in the White Lion Purchase Agreement), where we may require White Lion to purchase up to a number of shares of Common Stock equal to the lesser of (i) five percent of the Average Daily Trading Volume (as defined in the White Lion Purchase Agreement) on the date of an Hour Rapid Purchase Notice and (ii) 100,000 shares of Common Stock. The closing of the transactions under an Hour Rapid Purchase Notice will occur one Business Day (as defined in the White Lion Purchase Agreement) following the date on which the Hour Rapid Purchase Notice is delivered. White Lion may waive such limits under any notice at its discretion and purchase additional shares.

The price to be paid by White Lion for any shares that we require White Lion to purchase will depend on the type of purchase notice that we deliver. For shares being issued pursuant to Fixed Purchase Notice, the purchase price per share will be equal to 90% of the lowest VWAP (as defined in the White Lion Purchase Agreement) of the Common Stock that occurs during the five consecutive business days prior to the purchase notice. For shares being issued pursuant to a Rapid Purchase Notice, the purchase price per share will be equal to the average of the three lowest traded prices on the date that the notice is delivered. For shares being issued pursuant to an Hour Repaid Purchase Notice, White Lion will pay the Hour Rapid Purchase Investment Amount (as defined in Amendment No. 2) equal to the number of shares of Common Stock subject to the applicable Hour Rapid Purchase Notice multiplied by the lowest traded price of the our Common Stock during the one-hour period following White Lion’s consent to the acceptance of the applicable Hour Rapid Purchase Notice.

The aggregate number of shares of Common Stock that we can sell to White Lion under the White Lion Purchase Agreement (including the Commitment Shares (as defined below)) may not exceed 13,517,125 shares of Common Stock (the “White Lion Exchange Cap”), unless stockholder approval is obtained to issue shares of our Common Stock above the White Lion Exchange Cap, in which case the White Lion Exchange Cap will no longer apply. No purchase notice shall result in White Lion beneficially owning (as calculated pursuant to Section 13(d) of the Securities

Exchange Act of 1934, as amended, and Rule 13d-3 thereunder) more than 9.99% of the number of shares of our Common Stock outstanding immediately prior to the issuance of shares of Common Stock issuable pursuant to a purchase notice.

We may deliver purchase notices under the White Lion Purchase Agreement, subject to market conditions, and in light of our capital needs, from time to time and under the limitations contained in the White Lion Purchase Agreement. Any proceeds that we receive under the White Lion Purchase Agreement are expected to be used for working capital and general corporate purposes.

The Company and White Lion will have the right to terminate the White Lion Purchase Agreement in the event of a material breach by the other party and notice being sent by the non-breaching party to the breaching party. The White Lion Purchase Agreement also automatically terminates upon the earlier of (i) the end of the Commitment Period, (ii) the date that the Company commences a voluntary bankruptcy proceeding, a custodian is appointed for the Company or for all or substantially all of its property or the Company makes a general assignment for the benefit of its creditors, and (iii) immediately upon the delisting of the Common Stock from The Nasdaq Global Market.

In consideration for the commitments of White Lion, as described above, we issued to White Lion 450,000 shares of our Common Stock (“Commitment Shares”). The Commitment Shares were fully earned by White Lion at the time of issuance, regardless of termination of the White Lion Purchase Agreement.

In connection with the White Lion Purchase Agreement, we entered into a Registration Rights Agreement, dated July 16, 2024, with White Lion (the “RRA”), pursuant to which we filed a resale registration statement with the Securities and Exchange Commission covering the resale by While Lion of the shares of our Common Stock purchased by it under the White Lion Purchase Agreement. The RRA also contains usual and customary damages provisions for failure to file and failure to have the registration statement declared effective by the Securities and Exchange Commission within the time periods specified therein.

Additional Information

This summary is intended to provide you with basic information concerning the White Lion Purchase Agreement, the RRA and the Equity Line of Credit. The full text of the White Lion Purchase Agreement and the RRA were filed as exhibits to our Current Report on Form 8-K filed with the SEC on July 16, 2024, the full text of Amendment No. 1 to the White Lion Purchase Agreement was filed as an exhibit to our Current Report on Form 8-K filed with the SEC on July 26, 2024, and the full text of Amendment No. 1 to the White Lion Purchase Agreement was filed as an exhibit to our Current Report on Form 8-K on August 20, 2024. These Current Reports on Form 8-K and the documents filed as exhibits thereto are incorporated herein by reference.

Requirement for Stockholder Approval

Our common stock is listed on Nasdaq and, as such, we are subject to the Nasdaq Listing Rules, including the NASDAQ 20% Rule. The NASDAQ 20% Rule requires that an issuer obtain stockholder approval prior to certain issuances of common stock or securities convertible into or exchangeable for common stock at a price less than the greater of market price or book value of such securities (on an as exercised basis) if such issuance equals 20% or more of the common stock or voting power of the issuer outstanding before the transaction.

Section 7.1(c) of the White Lion Purchase Agreement provides that we will not issue any shares of Common Stock pursuant to the White Lion Purchase Agreement in excess of the White Lion Exchange Cap, unless stockholder approval is obtained. The White Lion Exchange Cap currently is equal to 13,527,125 shares of our Common Stock, which is less than the total $30 million of shares of Common Stock we would otherwise be able to sell and issue pursuant to the Equity Line of Credit to White Lion under the White Lion Purchase Agreement.

To satisfy the requirements of the NASDAQ 20% Rule with respect to the shares to be sold and issued to White Lion above the White Lion Exchange Cap, we need stockholder approval under the Nasdaq Listing Rules to permit the potential issuance of 20% or more of our outstanding Common Stock under the White Lion Purchase Agreement.

Because our Common Stock is traded on the Nasdaq Global Market, we are subject to the Nasdaq Listing Rules, including Nasdaq Listing Rule 5635(d). Pursuant to Nasdaq Listing Rule 5635(d), stockholder approval is required prior to the issuance of securities in connection with a transaction (or a series of related transactions) other than a public offering involving the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) in excess of the Exchange Cap under the White Lion Purchase Agreement. We may not issue or sell shares of Common stock to White Lion under the White Lion Purchase Agreement in excess of the Exchange Cap unless (i) stockholder approval is obtained or (ii) the issuances and sales of common stock pursuant to the White Lion Purchase Agreement are not deemed to be less than the Minimum Price.

Effect on Current Stockholders of Issuance of Common Stock under Equity Line of Credit

Each additional share of our Common Stock that would be issuable to White Lion would have the same rights and privileges as each share of our currently outstanding Common Stock. The issuance of shares of our Common Stock to White Lion pursuant to the terms of the White Lion Purchase Agreement will not affect the rights of the holders of our outstanding Common Stock, but such issuances will have a dilutive effect on the existing stockholders, including the voting power and economic rights of the existing stockholders, and may result in a decline in our stock price or greater price volatility. Further, any sales in the public market of our shares of Common Stock issuable to White Lion could adversely affect prevailing market prices of our shares of Common Stock.

Consequences of Not Approving this Proposal

We are not seeking the approval of our stockholders to authorize our entry into the White Lion Purchase Agreement or any related documents, as we have already done so and such documents already are binding obligations of the Company. The failure of the Company’s stockholders to approve this Proposal No. 4 will not negate the existing terms of the White Lion Purchase Agreement or the RRA, which will remain binding obligations of the Company.

If the stockholders do not approve this Proposal No. 4, we will be limited in our ability to issue shares of Common Stock pursuant to the White Lion Purchase Agreement. The Board and the management of the Company believe that the potential to use the Equity Line of Credit would provide the Company flexibility in how it implements its business plans and ultimately generates value for its stockholders.

Vote Required and Board of Directors’ Recommendation

Nasdaq Listing Rule 5635(d) requires us to obtain stockholder approval prior to issuing more than 20% of our outstanding shares of Common Stock under the White Lion Purchase Agreement. The approval of Proposal No. 4 requires the affirmative vote of the holders of a majority of the total votes cast in person or by proxy at the Annual Meeting. Abstentions will be treated as votes against Proposal No. 4. If your shares are held in “street name” by a broker, bank or other nominee, your broker, bank or other nominee does not have authority to vote your unvoted shares held by the firm on this Proposal No. 4. As a result, any shares not voted by you will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of the vote on Proposal No. 4.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
“FOR” THE APPROVAL OF THIS SHARE ISSUANCE PROPOSAL AND THE ISSUANCE OF COMMON STOCK PURSUANT TO THE WHITE LION PURCHASE AGREEMENT IN AN AMOUNT THAT MAY BE EQUAL TO OR EXCEED 20% OF OUR COMMON STOCK OUTSTANDING.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of shares of our Common Stock as of October 25, 2024 by:

•        each person known to be the beneficial owner of more than 5% of the outstanding shares of Common Stock;

•        each executive officer and director; and

•        all executive officers and directors of Complete Solaria as a group.

The SEC has defined “beneficial ownership” of a security to mean the possession, directly or indirectly, of voting power and/or investment power over such security. A stockholder is also deemed to be, as of any date, the beneficial owner of all securities that such stockholder has the right to acquire within 60 days after that date through (a) the exercise of any option, warrant or right; (b) the conversion of a security; (c) the power to revoke a trust, discretionary account or similar arrangement; or (d) the automatic termination of a trust, discretionary account or similar arrangement. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, ordinary shares subject to options or other rights (as set forth above) held by that person that are currently exercisable, or will become exercisable within 60 days, are deemed outstanding, while such shares are not deemed outstanding for purposes of computing percentage ownership of any other person.

This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13G or 13D filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that all persons named in the table have sole voting and investment power with respect to all shares of our Common Stock beneficially owned by them. Applicable percentages are based on [          ] shares of Common Stock outstanding as of October 25, 2024, adjusted as required by rules promulgated by the SEC.

Name and Address of Beneficial Owner(1)	Number of Shares	Percentage of Common Stock Outstanding
5% or Greater Stockholders:
Ecosystem Integrity Fund II, L.P.(2)	8,399,653	[__]	%
Thurman J. (T.J.) Rodgers(3)	7,709,519	[__]	%
Entities affiliated with Edward Zeng(4)	5,523,612	[__]	%
Entities affiliated with Park West Asset Management LLC(5)	3,017,383	[__]	%
Entities affiliated with Polar Asset Management Partners Inc.(6)	4,556,106	[__]	%
Entities Affiliated with Meteora(7)	3,092,622	[__]	%
Entities Affiliated with the Carlyle Group(8)	10,888,864	[__]	%
Entities Affiliated with Kline Hill(15)	6,245,673	[__]	%
Executive Officers and Directors:
William J. Anderson(9)	3,077,084	[__]	%
Antonio R. Alvarez(10)	536,774	*
Daniel Foley	—	—
Devin Whatley(2)	8,500,114	[__]	%
Tidjane Thiam(11)	3,441,534	[__]	%
Adam Gishen(12)	796,869	[__]	%
Ronald Pasek(13)	100,461	*
Chris Lundell(14)	86,034	*
Lothar Maier	—	—
All current directors and executive officers as a group (10 persons)	24,074,719	[__]	%

____________

*        Less than one percent.

(1)      Unless otherwise indicated, the business address of each of the directors and executive officers of the Company is c/o Complete Solaria, Inc., 45700 Northport Loop East, Fremont, CA 94538.

(2)      Includes (i) 5,832,054 shares held by Ecosystem Integrity Fund II, L.P., of which Mr. Devin Whatley is the managing member of the general partner, (ii) 198,346 shares held by EIF CS SPV LLC and (iii) 2,369,253 shares issuable pursuant to Complete Solaria Warrants exercisable within 60 days of October 25, 2024. The business address of each of Ecosystem Integrity Fund II, L.P., EIF CS SPV LLC and Mr. Whatley is 20 Richelle Court, Lafayette, California 94549. In the case of Mr. Whatley, also includes 100,461 shares issuable pursuant to stock options exercisable within 60 days of October 25, 2024.

(3)      Includes (i) 485,562 shares held by Rodgers Capital, LLC, (ii) 8,842 shares held by Thurman Rodgers, (iii) 6,357,774 shares held by Rodgers Massey Revocable Living Trust, (iv) 724,416 shares issuable pursuant to Complete Solaria Warrants exercisable within 60 days of October 25, 2024, and (v) 132,925 shares issuable pursuant to stock options exercisable within 60 days of October 25, 2024.

(4)      Represents shares held by NextG Tech Limited, an affiliate of Edward Zeng, a director of FACT until the Closing of the Business Combination. Includes (i) 1,536,903 shares of common stock held by NextG Tech Limited, (ii) 3,585,391 shares held by NextG Tech Limited issuable pursuant to Complete Solaria Warrants exercisable within 60 days of October 25, 2024, (iii) 372,237 shares of common stock held by Mr. Zeng and (iv) 29,081 shares held by Mr. Zeng issuable pursuant to Complete Solaria Warrants exercisable within 60 days of October 25, 2024..

(5)      Based solely on information obtained from a Schedule 13G/A filed by Park West Asset Management LLC on February 14, 2024. Represents shares held by Park West Asset Management LLC, Park West Investors Master Fund, Limited, Park West Partners International, Limited and Peter S. Park. Park West Asset Management LLC is the investment manager to Park West Investors Master Fund, Limited and Park West Partners International, Limited, and Peter S. Park, through one or more affiliated entities, is the controlling manager of Park West Asset Management LLC. The principal business address is c/o Park West Asset Management LLC, 1 Letterman Drive, Building C, Suite C5-900, San Francisco, CA 94129.

(6)      Based solely on information obtained from a Schedule 13G/A filed by Polar Asset Management Partners Inc. on February 12, 2024. Represents shares held by Polar Multi-Strategy Master Fund, a Cayman Islands exempted company (“PMSMF”). PMSMF is under management by Polar Asset Management Partners Inc. (“PAMPI”). PAMPI serves as investment advisor of the Polar Fund and has control and discretion over the shares held by the Polar Fund. As such, PAMPI may be deemed the beneficial owner of the shares held by the Polar Fund. PAMPI disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest therein. The ultimate natural persons who have voting and dispositive power over the shares held by the Polar Fund are Paul Sabourin and Abdalla Ruken, Co-Chief Investment Officers of PAMPI. The address for Polar Asset Management Partners Inc. is 16 York Street, Suite 2900, Toronto, ON, Canada M5J 0E6.

(7)      Represents shares held by Meteora Capital, LLC, a Delaware limited liability company (“Meteora”) and Mr. Vik Mittal, with respect to the shares of Common Stock held by certain funds and managed accounts to which Meteora Capital serves as investment manager (collectively, the “Meteora Funds”). Mr. Mittal serves as the Managing Member of Meteora Capital. The address of the business office of each of the Meteora Funds and Mr. Mittal is 840 Park Drive East, Boca Raton, FL 33444.

(8)      Based solely on information obtained from a Schedule 13G filed by The Carlyle Group Inc. on July 11, 2024. The Carlyle Group Inc., which is a publicly traded entity listed on Nasdaq, is the sole shareholder of Carlyle Holdings I GP Inc., which is the sole member of Carlyle Holdings I GP Sub L.L.C., which is the general partner of Carlyle Holdings I L.P., which, with respect to the securities managed by CRSEF Lux GP S.à r.l., is the managing member of CG Subsidiary Holdings L.L.C., which is the managing member of TC Group, L.L.C., which is the general partner of TC Group Sub L.P., which is the sole shareholder of CRSEF Lux GP S.à r.l., which is a general partner of Carlyle CRSEF Solis Aggregator, S.C.Sp. The Carlyle Group Inc. is also the sole member of Carlyle Holdings II GP L.L.C., which is the managing member of Carlyle Holdings II L.L.C., which, with respect to the securities managed by CRSEF Managing GP, L.P., is the managing member of CG Subsidiary Holdings L.L.C., which is the general partner of TC Group Cayman Investment Holdings, L.P., which is the general partner of TC Group Cayman Investment Holdings Sub L.P., which is the sole member of CRSEF GP, L.L.C., which is the general partner of CRSEF Managing GP, L.P., which is also a general partner of Carlyle CRSEF Solis Aggregator, S.C.Sp. Carlyle CRSEF Solis Aggregator, S.C.Sp. is the managing member of CRSEF Solis Holdings, L.L.C. Accordingly, each of the entities named above may be deemed to share beneficial ownership of the securities held of record by CRSEF Solis Holdings, L.L.C. Each of them disclaims any such beneficial ownership of such securities. The principal business office address for each of TC Group Cayman Investment Holdings, L.P. and TC Group Cayman Investment Holdings Sub L.P. is c/o Walkers Corporate Limited, 190 Elgin Avenue, George Town, Grand Cayman KY1-9008. The principal business office address for CRSEF Lux GP S.à r.l. and Carlyle CRSEF Solis Aggregator, S.C.Sp. is c/o The Carlyle Group, 2, avenue Charles de Gaulle, L-1653 Luxembourg, Luxembourg. The principal business office address for each of the remaining persons is c/o The Carlyle Group Inc., 1001 Pennsylvania Avenue NW, Suite 220 South, Washington, DC 20004-2505.

(9)      Includes (i) 983,047 shares of Common Stock, (ii) 1,467,559 shares issuable pursuant to stock options exercisable within 60 days of October 25, 2024, (iii) 529,661 shares issuable pursuant to restricted stock units exercisable within 60 days of October 25, 2024, and (iv) 141,817 shares issuable pursuant to Complete Solaria Warrants exercisable within 60 days of October 25, 2024.

(10)    Includes 536,774 shares issuable pursuant to stock options exercisable within 60 days of October 25, 2024.

(11)    Includes (i) 1,301,348 shares of Common Stock, (ii) 2,039,725 shares issuable pursuant to Complete Solaria Warrants exercisable within 60 days of October 25, 2024, and (iii) 100,461 shares issuable pursuant to stock options exercisable within 60 days of October 25, 2024.

(12)    Includes (i) 227,000 shares of Common Stock, (ii) 479,988 shares issuable pursuant to Complete Solaria Warrants exercisable within 60 days of October 25, 2024, and (iii) 89,881 shares issuable pursuant to stock options exercisable within 60 days of October 25, 2024.

(13)    Includes 100,461 shares issuable pursuant to stock options exercisable within 60 days of October 25, 2024.

(14)    Includes 86,034 shares issuable pursuant to stock options exercisable within 60 days of October 25, 2024.

(15)    Includes (i) 1,500,000 shares of Common Stock and (ii) 4,745,673 shares of Common Stock issuable upon the conversion of $7,972,731 aggregate principal amount of the July 2024 Notes issued to Kline Hill Opportunity IV SPV LLC, Kline Hill Partners IV SPV LLC and Kline Hill Partners Fund LP. The principal business office address for Kline Hill Partners and its affiliated entities is c/o 325 Greenwich Ave, Third Floor, Greenwich, CT 06830.

EXECUTIVE COMPENSATION

FACT

Employment Agreements

Prior to the Closing of the Business Combination, FACT did not enter into any employment agreements with its executive officers and did not make any agreements to provide benefits upon termination of employment.

Executive Officers and Director Compensation

No FACT executive officers or directors received any cash compensation for services rendered to FACT. FACT paid its sponsor or an affiliate thereof up to $10,000 per month for office space, utilities, secretarial and administrative support services provided to members of our management team and other expenses and obligations of our sponsor. Executive officers and directors, or any of their respective affiliates were reimbursed for any out-of-pocket expenses incurred in connection with activities on FACT’s behalf such as identifying potential target businesses and performing due diligence on suitable business combinations.

Complete Solaria

Complete Solaria has opted to comply with the executive compensation disclosure rules applicable to emerging growth companies. The scaled down disclosure rules are those applicable to “smaller reporting companies,” as such term is defined in the rules promulgated under the Securities Act of 1933, which require compensation disclosure for Complete Solaria’s principal executive officer and its two most highly compensated executive officers other than the principal executive officer whose total compensation for 2023 exceeded $100,000 and who were serving as executive officers as of December 31, 2023. Complete Solaria refers to these individuals as “named executive officers.” For 2023, Complete Solaria’s named executive officers were:

•        Chris Lundell, Complete Solaria’s former Chief Executive Officer;

•        Brian Wuebbels, Complete Solaria’s former Chief Financial Officer and former Chief Operations Officer;

•        William J. Anderson, Complete Solaria’s former Chief Executive Officer;

•        Antonio R. Alvarez, Complete Solaria’s former President;

•        Vikas Desai, Complete Solaria’s former President & General Manager, Business Units; and

•        Taner Ozcelik, Complete Solaria’s former Chief Executive Officer.

As previously reported on Complete Solaria’s Current Report on Form 8-K filed with the SEC on November 16, 2023, Taner Ozcelik was appointed as the Company’s Chief Executive Officer, effective November 20, 2023. However, as previously reported on Complete Solaria’s Current Report on Form 8-K filed with the SEC on November 28, 2023, Mr. Ozcelik and the Company agreed on November 21, 2023 that he would not continue as the Company’s Chief Executive Officer due to personal reasons. Mr. Ozcelik did not receive any compensation as Chief Executive Officer.

Complete Solaria believes its compensation program should promote the success of the Company and align executive incentives with the long-term interests of its stockholders. Complete Solaria’s current compensation programs reflect its startup origins in that they consist primarily of salary and stock option awards. As Complete Solaria’s needs evolve, Complete Solaria intends to continue to evaluate its philosophy and compensation programs as circumstances require.

Summary Compensation Table

The following table shows information regarding the compensation of Complete Solaria’s named executive officers for services performed in the year ended December 31, 2023.

Name and Principal Position	Year	Salary	Bonus	Option Awards(1)	All Other Compensation	Total
Chris Lundell	2023	$450,000	—	$4,560,000	—	$5,010,000
Former Chief Executive Officer(2)
Brian Wuebbels	2023	$330,000	—	$1,966,514	—	$2,296,514
Former Chief Financial Officer and former Chief Operation Officer(3)
Name and Principal Position	Year	Salary	Bonus	Option Awards(1)	All Other Compensation	Total
William J. Anderson	2022	$300,000	$18,000	$103,444	—	$421,444
Former Chief Executive Officer(4)	2023	$380,000	—	$1,501,071	—	$1,881,071

Antonio R. Alvarez	2022	$331,000	—	—	—	$331,000
Former President(5)	2023	$360,000	—	—	—	$360,000

Vikas Desai(6)	2022	$305,000	—	$423,055	—	$728,055
Former President & General Manager, Business Units	2023	$360,000	—	$1,250,892	—	$1,610,892

____________

(1)      Amounts reported in this column do not reflect the amounts actually received by Complete Solaria’s named executive officers. Instead, these amounts reflect the aggregate grant-date fair value of awards granted to each named executive officer, computed in accordance with the FASB ASC Topic 718, Stock-based Compensation. See Note 16 to Complete Solar’s audited financial statements and Note 13 to Solaria’s audited consolidated financial statements included elsewhere in this prospectus for discussion of assumptions made in determining the grant date fair value of its equity awards. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. The shares underlying these options vest in 48 equal monthly installments, subject to the named executive officer’s continued service at each vesting date.

(2)      Mr. Lundell stepped down as the Chief Executive Officer in April 2024.

(3)      Mr. Wuebbels stepped down as the Chief Financial Officer in April 2024. Mr. Wuebbels step down as Chief Operating Officer effective as of August 16, 2024.

(4)      Mr. Anderson stepped down as the Chief Executive Officer in December 2023.

(5)      Mr. Alvarez left the Company in March 2023.

(6)      Mr. Desai left the Company in October 2023.

Outstanding Equity Awards at December 31, 2023

The following table presents information regarding the outstanding option awards held by each of the named executive officers as of December 31, 2023:

Name	Grant Date(1)	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price	Option Expiration Date
William J. Anderson	10/18/2016	10/18/2016	579,564	—		0.19	10/17/2026
	6/12/2020	6/1/2020	370,276	—	(2)	0.83	6/11/2030
	6/12/2020	6/1/2020	16,009	—	(2)	0.83	6/11/2030
	9/9/2022	3/1/2022	56,355	40,239	(2)	1.87	9/8/2032
	6/19/2023	6/19/2023	73,269	554,592	(3)	$5.18	6/18/2033
Antonio R. Alvarez	7/30/2020	5/11/2020	43,651	17,248	(3)	8.22	7/29/2030
	7/30/2020	5/11/2020	209,586	83,220	(3)	8.22	7/29/2030
Vikas Desai	6/22/2018	2/28/2018	4,244	—		10.03	6/21/2028
	10/28/2021	10/11/2021	46,975	61,389	(3)	4.62	10/27/2031
	10/28/2021	10/11/2021	75,178	98,294	(3)	4.62	10/27/2031
	9/28/2022	10/27/2022	11,748	38,456	(4)	11.45	9/27/2032
	9/28/2022	10/27/2022	2,076	6,670	(4)	11.45	9/27/2032
	6/11/2023	6/11/2023	33,845	255,937	(3)	$5.18	6/18/2033
Chris Lundell	12/21/2023	12/7/2023	—	3,000,000	(4)	$1.52	12/7/2033
Brian Wuebbels	6/11/2023	6/11/2023	63,297	316,339		$5.18	6/18/2033

____________

(1)      All option awards were granted pursuant to Complete Solaria’s 2023 Incentive Equity Plan (the “2023 Plan”), Complete Solaria’s 2022 Stock Plan (the “2022 Plan”), Complete Solaria’s 2011 Stock Plan (the “2011 Plan”), Complete Solaria’s 2016 Stock Plan (the “2016 Plan”) and Complete Solaria’s 2006 Stock Plan (the “2006 Plan”). As is described in greater detail below in the “Employee Benefit Plans” section, the 2016 Plan and 2006 Plan were assumed by Complete Solaria from Solaria in connection with the Complete Solar and Solaria Merger.

(2)      The total shares underlying the option award vest in 36 equal monthly installments, subject to the named executive officer’s continued service at each vesting date.

(3)      The total shares underlying the option award vest in 60 equal monthly installments, subject to the named executive officer’s continued service at each vesting date.

(4)      20% of the total shares underlying the option award vest on the one-year anniversary of the vesting commencement date, thereafter 1/60th of the total shares underlying the option award vest in 60 equal monthly installments.

Employment Arrangements with Named Executive Officers

Each of Complete Solaria’s named executive officers is or was an at-will employee. Each officer is currently or was a party to an employment agreement setting forth their terms of employment. The employment agreements with each named executive officer provides that if such officer’s employment is terminated for any reason other than cause (as defined in the employment agreement), death or disability, or if such officer resigns for good reason (as defined in the employment agreement), and provided that in either case such termination constitutes a separation from service (as defined in the employment agreement) and the separation is not on or within 12 months following a change of control, then subject to such officer executing a release agreement in Complete Solaria’s favor, and continuing to comply with all of his obligations to Complete Solaria and its affiliates, he will receive the following benefits: (a) payment of such officer’s earned but unpaid base salary; (b) payment of such officer of any unpaid bonus, with respect to the fiscal year immediately preceding the fiscal year in which such termination or such resignation occurs; (c) payment to such officer of any vested benefits to which he may be entitled under any applicable plans and programs of the Company; (d) a severance payment equal to six months of such officer’s then base salary plus a pro rata portion of such officer’s bonus with respect to the fiscal year in which such termination or such resignation occurs; (e) if such officer timely and properly elects to continue group health care coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”), payment of such officer’s COBRA premium expenses until the earliest of (i) the six-month anniversary of the termination date; (ii) the date such officer is no longer eligible to receive COBRA continuation coverage; and (iii) the date on which such officer becomes eligible to receive substantially similar coverage from another employer; and (f) the applicable post-termination exercised period for any vested options will extend to the earlier of (i) the six-month anniversary of the termination date, (ii) the expiration date of the option or (iii) earlier termination upon a corporate transaction.

In addition, the employment agreements with each named executive officer provide that if such officer’s employment is terminated for any reason other than cause (as defined in the employment agreement), death or disability, or if such officer resigns for good reason (as defined in the employment agreement), and provided that in either case such termination constitutes a separation from service (as defined in the employment agreement) and the separation is on or within 12 months following a change of control, then subject to such officer executing a release agreement in Complete Solaria’s favor, and continuing to comply with all of his obligations to Complete Solaria and its affiliates, he will receive the following benefits: (a) payment of such officer’s earned but unpaid base salary; (b) payment of such officer of any unpaid bonus, with respect to the fiscal year immediately preceding the fiscal year in which such termination or such resignation occurs; (c) payment to such officer of any vested benefits to which he may be entitled under any applicable plans and programs of the Company; (d) a severance payment equal to 12 months of such officer’s then base salary plus a pro rata portion of such officer’s bonus with respect to the fiscal year in which such termination or such resignation occurs; (e) if such officer timely and properly elects to continue group health care coverage under COBRA, payment of such officer’s COBRA premium expenses until the earliest of (i) the 12-month anniversary of the termination date; (ii) the date such officer is no longer eligible to receive COBRA continuation coverage; and (iii) the date on which such officer becomes eligible to receive substantially similar coverage from another employer; (f) the applicable post-termination exercised period for any vested options will extend to the earlier of (i) the 12-month anniversary of the termination date, (ii) the expiration date of the option or (iii) earlier termination upon a corporate transaction; and (g) acceleration of 50% of such officer’s remaining unvested outstanding stock options subject to time-based vesting.

Base Salary

Base salaries are intended to provide a level of compensation sufficient to attract and retain an effective management team, when considered in combination with the other components of the executive compensation program. In general, Complete Solaria seeks to provide a base salary level designed to reflect each executive officer’s scope of responsibility and accountability.

Bonuses

Beginning January 1, 2023, each of our named executive officers was eligible for an annual bonus of 50% of such officer’s annual gross salary, based on criteria determined by our Board of Directors, including, but not limited to, the satisfaction of minimum performance standards, and the achievement of budgetary and other objectives, set by our Board of Directors in its sole and absolute discretion.

Director Compensation

In 2023, Complete Solaria granted its directors stock options for their contributions to the operations of the business. The following table provides the compensation for each member of the Board of Directors for 2023:

Name	Fees Earned or Paid in Cash	Option Awards		All other Compensation	Total
Thurman J. Rodgers	—	$132,925	(1)	—	$132,925
Adam Gishen	—	$89,881	(1)	—	$89,881
Antonio R. Alvarez	—	$86,034	(1)	—	$86,034
Chris Lundell	—	$86,034	(1)	—	$86,034
Devin Whatley	—	$100,461	(1)	—	$100,461
Ron Pasek	—	$100,461	(1)	—	$100,461
Tidjane Thiam	—	$86,034	(1)	—	$86,034
William J. Anderson	—	—		—	—

____________

(1)      The total shares underlying the option award fully vest on the one-year anniversary of the vesting commencement date.

Executive Compensation

Complete Solaria’s Compensation Committee oversees the compensation policies, plans and programs and reviews and determines compensation to be paid to executive officers, directors and other senior management, as appropriate. The compensation policies followed by Complete Solaria are intended to provide for compensation that is sufficient to attract, motivate and retain executives of Complete Solaria and potential other individuals and to establish an appropriate relationship between executive compensation and the creation of stockholder value.

Nonqualified Deferred Compensation

Complete Solaria’s named executive officers did not participate in, or earn any benefits under, any nonqualified deferred compensation plan sponsored by Complete Solaria during 2023. The Board of Directors may elect to provide officers and other employees with nonqualified deferred compensation benefits in the future if it determines that doing so is in the Company’s best interests.

Pension Benefits

Complete Solaria’s named executive officers did not participate in, or otherwise receive any benefits under, any pension or retirement plan sponsored by Complete Solaria during 2023.

Employee Benefit Plans

Equity-based compensation has been and will continue to be an important foundation in executive compensation packages as Complete Solaria believes it is important to maintain a strong link between executive incentives and the creation of stockholder value. Complete Solaria believes that performance and equity-based compensation can be an important component of the total executive compensation package for maximizing stockholder value while, at the same time, attracting, motivating and retaining high-quality executives. In July 2023, our Board of Directors adopted the 2023 Incentive Equity Plan (the “2023 Plan”) and the Employee Stock Purchase Plan (the “ESPP”). The 2023 Plan and the ESPP became effective immediately upon the Closing of the Business Combination. Below is a description of the 2023 Plan, the ESPP, 2022 Plan, the 2011 Plan, the 2016 Plan and the 2006 Plan. The 2022 Plan is the successor of the Complete Solar 2021 Stock Plan, which was amended and assumed by Complete Solaria in connection with the Required Transaction. The 2011 Plan is the Complete Solar 2011 Stock Plan that was assumed by Complete Solaria in the Required Transaction.

The 2016 Plan and the 2006 Plan are the Solaria stock plans that were assumed by Complete Solaria in the Required Transaction.

Complete Solaria 2023 Incentive Equity Plan

In July 2023, our Board of Directors adopted and our stockholders approved the 2023 Incentive Equity Plan (the “2023 Plan”). The 2023 Plan became effective immediately upon the Closing of the Business Combination.

Eligibility.    Any individual who is an employee of Complete Solaria or any of its affiliates, or any person who provides services to Complete Solaria or its affiliates, including consultants and members of the Board of Directors, is eligible to receive awards under the 2023 Plan at the discretion of the plan administrator.

Awards.    The 2023 Plan provides for the grant of incentive stock options (“ISOs”), within the meaning of Section 422 of the Code to employees, including employees of any parent or subsidiary, and for the grant of nonstatutory stock options (“NSOs”), stock appreciation rights, restricted stock awards, restricted stock unit awards, performance awards and other forms of awards to employees, directors and consultants, including employees and consultants of Complete Solaria’s affiliates.

Authorized Shares.    Initially, a maximum number of 8,763,322 of shares of Common Stock may be issued under the 2023 Plan. In addition, the number of shares of Common Stock reserved for issuance under the 2023 Plan will automatically increase on January 1 of each year, starting on January 1, 2024 and ending on January 1, 2033, in an amount equal to the lesser of (1) 4% of the total number of shares of Common Stock outstanding on December 31 of the preceding year, or (2) a lesser number of shares of Common Stock determined by the Board of Directors prior to the date of the increase. The maximum number of shares of Common Stock that may be issued on the exercise of ISOs under the 2023 Plan is three times the number of shares available for issuance upon the 2023 Plan becoming effective (or 26,289,966 shares).

The unused shares subject to stock awards granted under the 2023 Plan that expire, lapse or are terminated, exchanged for or settled in cash, surrendered, repurchased, canceled without having been fully exercised or forfeited, in any case, in a manner that results in Complete Solaria acquiring shares covered by the stock award at a price not greater than the price (as adjusted pursuant to the 2023 Plan) paid by the participant for such shares or not issuing any shares covered by the stock award, will, as applicable, become or again be available for stock award grants under the 2023 Plan.

Non-Employee Director Compensation Limit.    The aggregate value of all compensation granted or paid to any non-employee director with respect to any calendar year, including awards granted and cash fees paid to such non-employee director, will not exceed (1) $1,000,000 in total value or (2) if such non-employee director is first appointed or elected to the Board of Directors during such calendar year, $1,500,000 in total value, in each case, calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes.

Plan Administration.    The Board of Directors, or a duly authorized committee thereof, will administer the 2023 Plan and is referred to as the “plan administrator” herein. The Board of Directors may also delegate to one or more of the Company’s officers the authority to (1) designate employees (other than officers) to receive specified stock awards and (2) determine the number of shares subject to such stock awards. Under the 2023 Plan, the Board of Directors has the authority to determine award recipients, grant dates, the numbers and types of stock awards to be granted, the applicable fair market value, and the provisions of each stock award, including the period of exercisability and the vesting schedule applicable to a stock award.

Stock Options.    ISOs and NSOs are granted under stock option agreements adopted by the plan administrator. The plan administrator determines the exercise price for stock options, within the terms and conditions of the 2023 Plan, provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of a share of Common Stock on the date of grant. Options granted under the 2023 Plan vest at the rate specified in the stock option agreement as determined by the plan administrator.

The plan administrator determines the term of stock options granted under the 2023 Plan, up to a maximum of 10 years. Unless the terms of an optionholder’s stock option agreement provide otherwise or as otherwise provided by the plan administrator, if an optionholder’s service relationship with Complete Solaria or any of Complete Solaria’s affiliates ceases for any reason other than disability, death, or cause, the optionholder may generally exercise any vested options for a period of three months following the cessation of service. This period may be extended in the event that exercise of the option is prohibited by applicable securities laws. Unless the terms of an optionholder’s stock option agreement provide otherwise or as otherwise provided by the plan administrator, if an optionholder’s service relationship with Complete Solaria or any of Complete Solaria’s affiliates ceases due to death or disability, or an optionholder dies within a certain period following cessation of service, the optionholder or a beneficiary may generally exercise any vested options for a period of 18 months following the date of death, or 12 months following the date of disability. In the event of a termination for cause, options generally terminate upon the termination date. In no event may an option be exercised beyond the expiration of its term.

Acceptable consideration for the purchase of Common Stock issued upon the exercise of a stock option will be determined by the plan administrator and may include (1) cash, check, bank draft or money order, (2) a broker-assisted cashless exercise, (3) the tender of shares of Common Stock previously owned by the optionholder, (4) a net exercise of the option if it is an NSO or (5) other legal consideration approved by the plan administrator.

Unless the plan administrator provides otherwise, options and stock appreciation rights generally are not transferable except by will or the laws of descent and distribution. Subject to approval of the plan administrator or a duly authorized officer, an option may be transferred pursuant to a domestic relations order.

Tax Limitations on ISOs.    The aggregate fair market value, determined at the time of grant, of Common Stock with respect to ISOs that are exercisable for the first time by an award holder during any calendar year under all of Complete Solaria’s stock plans may not exceed $100,000. Options or portions thereof that exceed such limit will generally be treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of Complete Solaria’s total combined voting power or that of any of Complete Solaria’s parent or subsidiary corporations unless (1) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and (2) the term of the ISO does not exceed five years from the date of grant.

Restricted Stock Unit Awards.    Restricted stock unit awards are granted under restricted stock unit award agreements adopted by the plan administrator. Restricted stock unit awards will generally be granted in consideration for a participant’s services, but may be granted in consideration for any form of legal consideration that may be acceptable to the plan administrator and permissible under applicable law. A restricted stock unit award may be settled by cash, delivery of shares of Common Stock, a combination of cash and shares of Common Stock as determined by the plan administrator, or in any other form of consideration set forth in the restricted stock unit award agreement. Additionally, dividend equivalents may be credited in respect of shares covered by a restricted stock unit award. Except as otherwise provided in the applicable award agreement or by the plan administrator, restricted stock unit awards that have not vested will be forfeited once the participant’s continuous service ends for any reason.

Restricted Stock Awards.    Restricted stock awards are granted under restricted stock award agreements adopted by the plan administrator. A restricted stock award may be awarded in consideration for cash, check, bank draft or money order, services to us, or any other form of legal consideration that may be acceptable to the plan administrator and permissible under applicable law. The plan administrator determines the terms and conditions of restricted stock awards, including vesting and forfeiture terms. If a participant’s service relationship with Complete Solaria ends for any reason, Complete Solaria may receive any or all of the shares of Common Stock held by the participant that have not vested as of the date the participant terminates service with Complete Solaria through a forfeiture condition or a repurchase right.

Stock Appreciation Rights.    Stock appreciation rights are granted under stock appreciation right agreements adopted by the plan administrator. The plan administrator determines the strike price for a stock appreciation right, which generally cannot be less than 100% of the fair market value of Common Stock on the date of grant. A stock appreciation right granted under the 2023 Plan vests at the rate specified in the stock appreciation right agreement as determined by the plan administrator. Stock appreciation rights may be settled in cash or shares of Common Stock or in any other form of payment, as determined by the plan administrator and specified in the stock appreciation right agreement.

The plan administrator determines the term of stock appreciation rights granted under the 2023 Plan, up to a maximum of 10 years. Unless the terms of a participant’s stock appreciation rights agreement provide otherwise or as otherwise provided by the plan administrator, if a participant’s service relationship with Complete Solaria or any of its affiliates ceases for any reason other than cause, disability, or death, the participant may generally exercise any vested stock appreciation right for a period of three months following the cessation of service. This period may be further extended in the event that exercise of the stock appreciation right following such a termination of service is prohibited by applicable securities laws. Unless the terms of a participant’s stock appreciation rights agreement provide otherwise or as otherwise provided by the plan administrator, if a participant’s service relationship with Complete Solaria or any of its affiliates, ceases due to disability or death, or a participant dies within a certain period following cessation of service, the participant or a beneficiary may generally exercise any vested stock appreciation right for a period of 12 months in the event of disability and 18 months in the event of death. In the event of a termination for cause, stock appreciation rights generally terminate immediately upon the occurrence of the event giving rise to the termination of the individual for cause. In no event may a stock appreciation right be exercised beyond the expiration of its term.

Performance Awards.    The 2023 Plan permits the grant of performance awards that may be settled in stock, cash or other property. Performance awards may be structured so that the stock or cash will be issued or paid only following the achievement of certain pre-established performance goals during a designated performance period. Performance awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, Common Stock.

Other Stock Awards.    The plan administrator may grant other awards based in whole or in part by reference to Common Stock. The plan administrator will set the number of shares under the stock award (or cash equivalent) and all other terms and conditions of such awards.

Changes to Capital Structure.    In the event there is a specified type of change in the capital structure of Complete Solaria, such as a stock split, reverse stock split, or recapitalization, appropriate adjustments will be made to (1) the class and maximum number of shares subject to the 2023 Plan, (2) the class(es) and maximum number of shares that may be issued pursuant to the exercise of incentive stock options, and (3) the class and number of shares and exercise price, strike price, or purchase price, if applicable, of all outstanding stock awards.

Corporate Transactions.    The following applies to stock awards under the 2023 Plan in the event of a corporate transaction (as defined in the 2023 Plan), unless otherwise provided in a participant’s stock award agreement or other written agreement with Complete Solaria or one of its affiliates or unless otherwise expressly provided by the plan administrator at the time of grant.

In the event of a corporate transaction, any stock awards outstanding under the 2023 Plan may be assumed, or continued by any surviving or acquiring corporation (or its parent company), or new awards may be issued by such surviving or acquiring corporation (or its parent company) in substitution of such awards, and any reacquisition or repurchase rights held by Complete Solaria with respect to the stock award may be assigned to Complete Solaria’s successor (or its parent company). If the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute such stock awards, then with respect to any such stock awards that are held by participants whose continuous service has not terminated prior to the effective time of the corporate transaction, or current participants, the vesting (and exercisability, if applicable) of such stock awards will be accelerated in full (or, in the case of performance awards with multiple vesting levels depending on the level of performance, vesting will accelerate at 100% of the target level) to a date prior to the effective time of the corporate transaction (contingent upon the effectiveness of the corporate transaction), and such stock awards will terminate if not exercised (if applicable) at or prior to the effective time of the corporate transaction, and any reacquisition or repurchase rights held by Complete Solaria with respect to such stock awards will lapse (contingent upon the effectiveness of the corporate transaction). Any such stock awards that are held by persons other than current participants will terminate if not exercised (if applicable) prior to the effective time of the corporate transaction, except that any reacquisition or repurchase rights held by Complete Solaria with respect to such stock awards will not terminate and may continue to be exercised notwithstanding the corporate transaction.

In the event a stock award will terminate if not exercised prior to the effective time of a corporate transaction, the plan administrator may provide, in its sole discretion, that the holder of such stock award may not exercise such stock award but instead will receive a payment equal in value to the excess (if any) of (i) the per share amount payable to holders of Common Stock in connection with the corporate transaction, over (ii) if applicable, any per share exercise price payable by such holder.

Plan Amendment or Termination.    The Board of Directors has the authority to amend, suspend, or terminate the 2023 Plan at any time, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. Certain material amendments also require approval of our stockholders. No ISOs may be granted after the tenth anniversary of the date the Board of Directors adopts the 2023 Plan. No stock awards may be granted under the 2023 Plan while it is suspended or after it is terminated.

Complete Solaria 2023 Employee Stock Purchase Plan

In July 2023, our Board of Directors adopted and our stockholders approved the 2023 Employee Stock Purchase Plan (the “ESPP”). The ESPP became effective immediately upon the Closing of the Business Combination.

Administration.    The Board of Directors, or a duly authorized committee thereof, will administer the ESPP.

Limitations.    Our employees and the employees of any of our designated affiliates, as designated by the Board of Directors, will be eligible to participate in the ESPP, provided they may have to satisfy one or more of the following service requirements before participating in the ESPP, as determined by the administrator: (1) customary employment with Complete Solaria or one of its affiliates for more than 20 hours per week and five or more months per calendar year or (2) continuous employment with Complete Solaria or one of its affiliates for a minimum period of time, not to exceed two years, prior to the first date of an offering. In addition, the Board of Directors may also exclude from participation in the ESPP or any offering, employees who are “highly compensated employees” (within the meaning of Section 423(b)(4)(D) of the Code) or a subset of such highly compensated employees. If this proposal is approved by the stockholders, all the employees of Complete Solaria and its related corporations will be eligible to participate in the ESPP following the Closing of the Business Combination. An employee may not be granted rights to purchase stock under the ESPP (a) if such employee immediately after the grant would own stock possessing 5% or more of the total combined voting power or value of all classes of Complete Solaria’s capital stock or (b) to the extent that such rights would accrue at a rate that exceeds $25,000 worth of Complete Solaria capital stock for each calendar year that the rights remain outstanding.

The ESPP is intended to qualify as an employee stock purchase plan under Section 423 of the Code. The administrator may specify offerings with a duration of not more than 27 months and may specify one or more shorter purchase periods within each offering. Each offering will have one or more purchase dates on which shares of Common Stock will be purchased for the employees who are participating in the offering. The administrator, in its discretion, will determine the terms of offerings under the ESPP. The administrator has the discretion to structure an offering so that if the fair market value of a share of Complete Solaria’s stock on any purchase date during the offering period is less than or equal to the fair market value of a share of Complete Solaria’s stock on the first day of the offering period, then that offering will terminate immediately, and the participants in such terminated offering will be automatically enrolled in a new offering that begins immediately after such purchase date.

A participant may not transfer purchase rights under the ESPP other than by will, the laws of descent and distribution, or as otherwise provided under the ESPP.

Payroll Deductions.    The ESPP permits participants to purchase shares of Common Stock through payroll deductions. Unless otherwise determined by the administrator, the purchase price of the shares will be 85% of the lower of the fair market value of Common Stock on the first day of an offering or on the date of purchase. Participants may end their participation at any time during an offering and will be paid their accrued contributions that have not yet been used to purchase shares, without interest. Participation ends automatically upon termination of employment with Complete Solaria and its related corporations.

Withdrawal.    Participants may withdraw from an offering by delivering a withdrawal form to Complete Solaria and terminating their contributions. Such withdrawal may be elected at any time prior to the end of an offering, except as otherwise provided by the Plan Administrator. Upon such withdrawal, Complete Solaria will distribute to the employee his or her accumulated but unused contributions without interest, and such employee’s right to participate in that offering will terminate. However, an employee’s withdrawal from an offering does not affect such employee’s eligibility to participate in any other offerings under the ESPP.

Termination of Employment.    A participant’s rights under any offering under the ESPP will terminate immediately if the participant either (i) is no longer employed by Complete Solaria or any of its parent or subsidiary companies (subject to any post-employment participation period required by law) or (ii) is otherwise no longer eligible to participate. In such event, Complete Solaria will distribute to the participant his or her accumulated but unused contributions, without interest.

Corporate Transactions.    In the event of certain specified significant corporate transactions, such as a merger or change in control, a successor corporation may assume, continue, or substitute each outstanding purchase right. If the successor corporation does not assume, continue, or substitute for the outstanding purchase rights, the offering in progress will be shortened and the participants’ accumulated contributions will be used to purchase shares of Common Stock within ten business days (or such other period specified by the plan administrator) prior to the corporate transaction, and the participants’ purchase rights will terminate immediately thereafter.

Amendment and Termination.    The Board of Directors has the authority to amend, suspend, or terminate the ESPP, at any time and for any reason, provided certain types of amendments will require the approval of Complete Solaria’s stockholders. Any benefits, privileges, entitlements and obligations under any outstanding purchase rights granted before an amendment, suspension or termination of the ESPP will not be materially impaired by any such amendment, suspension or termination except (i) with the consent of the person to whom such purchase rights were granted, (ii) as necessary to facilitate compliance with any laws, listing requirements, or governmental regulations, or (iii) as necessary to obtain or maintain favorable tax, listing, or regulatory treatment. The ESPP will remain in effect until terminated by the Board of Directors in accordance with the terms of the ESPP.

Complete Solaria 2022 Stock Plan

Complete Solaria’s board of directors adopted, and Complete Solaria’s stockholders approved, the 2022 Plan in October 2022 in connection with the Required Transaction. The 2022 Plan amends and restates Complete Solar’s 2021 Stock Plan.

Stock Awards.    The 2022 Plan provides for the grant of incentive stock options (“ISOs”) and nonstatutory stock options to purchase shares of Common Stock and restricted stock awards (collectively, “stock awards”). ISOs may be granted only to Complete Solaria employees and the employees of any parent corporation or subsidiary corporation.

All other awards may be granted to Complete Solaria employees, non-employee directors and consultants and the employees and consultants of Complete Solaria affiliates. Complete Solaria has granted stock options and restricted stock awards under the 2022 Plan. As of December 31, 2022, 1,413,851 shares of Common Stock were issuable pursuant to outstanding options, restricted stock awards, and other purchase rights and 918,55 shares of Common Stock were available for future issuance under the 2022 Plan.

The 2022 Plan will terminate when the 2023 Plan becomes effective upon the consummation of the Business Combination. However, any outstanding awards granted under the 2022 Plan will remain outstanding, subject to the terms of Complete Solaria’s 2022 Plan and award agreements, until such outstanding options are exercised or until any awards terminate or expire by their terms.

If a stock award granted under the 2022 Plan expires or otherwise terminates without being exercised in full, or is settled in cash, the shares of Common Stock not acquired pursuant to the stock award again will become available for subsequent issuance under the 2022 Plan (in the event that the 2023 Plan does not become effective as described in the preceding paragraph). In addition, the following types of shares of Common Stock under the 2022 Plan may become available for the grant of new stock awards under the 2022 Plan: (1) shares that are forfeited to or repurchased by Complete Solaria prior to becoming fully vested; (2) shares retained to satisfy income or employment withholding taxes; (3) shares retained to pay the exercise or purchase price of a stock award; or (4) shares surrendered pursuant to an option exchange program.

Administration.    The Board of Directors, or a duly authorized committee thereof, has the authority to administer the 2022 Plan. The Board of Directors may also delegate to one or more officers the authority to (1) designate employees (other than other officers or directors) to be recipients of certain stock awards, and (2) grant stock awards to such individuals within parameters specified by the Board of Directors. Subject to the terms of the 2022 Plan, the plan administrator determines the award recipients, dates of grant, the numbers and types of stock awards to be granted and the applicable fair market value and the provisions of the stock awards, including the period of their exercisability, the vesting schedule applicable to a stock award and any repurchase rights that may apply. The plan administrator has the authority to modify outstanding awards, including reducing the exercise, purchase or strike price of any outstanding stock award, canceling any outstanding stock award in exchange for new stock awards, cash or other consideration or taking any other action that is treated as a repricing under generally accepted accounting principles, with the consent of any adversely affected participant.

Stock Options.    ISOs and NSOs are granted pursuant to stock option agreements adopted by the plan administrator. The plan administrator determines the exercise price for a stock option, provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of Common Stock on the date of grant. Options granted under the 2022 Plan vest at the rate specified by the plan administrator.

The plan administrator determines the term of stock options granted under the 2022 Plan, up to a maximum of ten years. Unless the terms of an optionholder’s stock option agreement provide otherwise, if an optionholder’s service relationship with us, or any of Complete Solaria’s affiliates, ceases for any reason other than disability, death or cause, the optionholder may generally exercise any vested options for a period of three months following the cessation of service. The option term may be extended in the event that the exercise of the option following such a termination of service is prohibited by applicable securities laws. If an optionholder’s service relationship with Complete Solaria or any of its affiliates ceases due to disability or death, or an optionholder dies within 3 months following cessation of service, the optionholder or a beneficiary may generally exercise any vested options for a period of 12 months following such disability or death. In the event of a termination for cause, options generally terminate immediately upon the termination of the individual for cause. In no event may an option be exercised beyond the expiration of its term.

Acceptable consideration for the purchase of Common Stock issued upon the exercise of a stock option will be determined by the plan administrator and may include: (1) cash; (2) check; (3) to the extent permitted under applicable laws, a promissory note; (4) cancellation of indebtedness; (5) other previously owned Complete Solaria shares; (6) a cashless exercise; (7) such other consideration and method of payment permitted under applicable laws; or (8) any combination of the foregoing methods of payment.

Tax Limitations on Incentive Stock Options.    The aggregate fair market value, determined at the time of grant, of Common Stock with respect to ISOs that are exercisable for the first time by an optionholder during any calendar year under all Complete Solaria stock plans may not exceed $100,000. Options or portions thereof that exceed such limit will generally be treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of the total combined voting power of Complete Solaria or that of any of its affiliates unless (1) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and (2) the term of the ISO does not exceed five years from the date of grant.

Incentive Stock Option Limit.    The maximum number of shares of Common Stock that may be issued upon the exercise of ISOs under the 2022 Plan is 6,677,960 shares plus, to the extent permitted by applicable law, any shares that again become available for issuance under the 2022 Plan.

Restricted Stock Awards.    Restricted stock awards are granted pursuant to restricted stock award agreements adopted by the plan administrator. The permissible consideration for restricted stock awards is the same as apply to stock options. Common Stock acquired under a restricted stock award may, but need not, be subject to a share repurchase option in Complete Solaria’s favor in accordance with a vesting schedule to be determined by the plan administrator. A restricted stock award may be transferred only upon such terms and conditions as set by the plan administrator. Except as otherwise provided in the applicable award agreement, restricted stock awards that have not vested may be forfeited or repurchased by Complete Solaria upon the participant’s cessation of continuous service for any reason.

Changes to Capital Structure.    In the event that there is a specified type of change in Complete Solaria’s capital structure, including without limitation a stock split or recapitalization, extraordinary divided payable in a form other than shares in an amount that has a material effect on the fair market value of the Common Stock, or any increase or decrease in the number of issued shares effected without receipt of consideration by Complete Solaria, appropriate adjustments will be made to (1) the class and maximum number of shares reserved for issuance under the 2022 Plan, and (2) the class and number of shares and price per share of stock (including any repurchase price per share) subject to outstanding stock awards.

Corporate Transactions.    The 2022 Plan provides that in the event of certain specified significant corporate transactions, unless otherwise provided in an award agreement or other written agreement between Complete Solaria and the award holder, each outstanding award (vested or unvested) will be treated as the plan administrator determines, including (without limitation) taking one or more of the following actions with respect to each stock award, contingent upon the closing or completion of the transaction: (1) arranging for the assumption, continuation or substitution of the stock award by a successor corporation, (2) arranging for the assignment of any reacquisition or repurchase rights held by Complete Solaria in respect of Common Stock issued pursuant to the stock award to a successor corporation, or (3) canceling the stock award in exchange for a cash payment, or no payment, as determined by the plan administrator (including a payment equal to the excess, if any, of the fair market value of the shares as of the closing date of such corporate transaction over any exercise or purchase price payable by the holder (which payment may be delayed to the same extent that payment of consideration to the holders of Common Stock in connection with the transaction is delayed as a result of any escrow, holdback, earnout or similar contingencies). The plan administrator is not obligated to treat all stock awards or portions thereof in the same manner, and the plan administrator may take different actions with respect to the vested and unvested portions of a stock award.

Under the 2022 Plan, a significant corporate transaction is generally the consummation of (1) a transfer of all or substantially all of Complete Solaria’s assets, (2) the consummation of a transaction, or series of related transactions, in which any person becomes the beneficial owners of more than 50% of Complete Solaria’s then-outstanding capital stock, or (3) a merger, consolidation or other capital reorganization or business combination transaction of Complete Solaria with our into another corporation, entity or person.

Transferability.    A participant generally may not transfer stock awards under the 2022 Plan other than by will, the laws of descent and distribution or as otherwise provided under the 2022 Plan.

Amendment and Termination.    The Board of Directors has the authority to amend, suspend or terminate the 2022 Plan, provided that, with certain exceptions, such action does not impair the existing rights of any participant without such participant’s written consent. Certain material amendments also require the approval of our stockholders. Unless terminated sooner by the Board of Directors, the 2022 Plan will automatically terminate in October 2032. No stock awards may be granted under the 2022 Plan while it is suspended or terminated.

Complete Solar 2011 Stock Plan

Complete Solar’s board of directors adopted the 2011 Plan in January 2011 and was amended from to time by Complete Solar’s board of directors and its stockholders. The 2011 Plan was terminated in November 2021 in connection with Complete Solaria’s adoption of the 2022 Plan, and no new awards may be granted under it. The 2011 Plan was assumed by Complete Solaria in connection with the Required Transaction. Outstanding awards granted under the 2011 Plan remain outstanding, subject to the terms of the 2011 Plan and award agreements, until such outstanding options are exercised or terminate or expire by their terms. As of December 31, 2022, options to purchase 3,542,418 shares of Common Stock were outstanding under the 2011 Plan.

Plan Administration.    The Board of Directors or a duly authorized committee of the Board of Directors administers the 2011 Plan and the awards granted under it.

Capitalization Adjustments.    In the event that any change is made in, or other events occur with respect to, our Common Stock subject to the 2011 Plan or any stock award, such as certain mergers, consolidations, reorganizations, recapitalizations, dividends, stock splits, or other similar transactions, appropriate adjustments will be made to the classes, number of shares subject to, and price per share and repurchase price, if applicable, of any outstanding stock awards.

Corporate Transactions.    In the event of a sale of all or substantially all of our assets or our merger, consolidation or other capital reorganization or business combination transaction with or into another corporation, entity or person, our 2011 Plan provides that any surviving or acquiring corporation (or parent thereof) may assume or substitute such outstanding awards and any reacquisition or repurchase rights may be assigned to such surviving or acquiring corporation (or parent thereof), or such awards may be terminated in exchange for a payment of cash, securities and/or other property equal to the excess of the fair market value of the portion of the stock subject to such awards vested and exercisable as of immediately prior to the consummation of such corporate transaction. If the surviving or acquiring corporation (or parent thereof) does not assume or substitute outstanding awards in the corporate transaction, or exchange such awards for a payment, then each such outstanding award shall terminate upon consummation of the corporate transaction.

Change in Control.    In the event of a change in control (as defined in the 2011 Plan), a stock award may be subject to additional acceleration of vesting and exercisability upon or after a change in control, as may be provided in the stock award agreement or in any other written agreement between us and a participant. In the absence of such a provision, no such acceleration will occur.

Amendment of Awards.    The plan administrator has the authority to modify outstanding stock awards under our 2011 Plan; provided that no such amendment or modification may impair the rights of any participant with respect to awards granted prior to such action without such participant’s written consent.

Solaria 2016 Stock Plan

Solaria’s board of directors adopted, and Solaria’s stockholders approved, the 2016 Plan, in May 2016 and July 2016, respectively. Complete Solaria assumed the 2016 Plan in connection with the Required Transaction. The 2016 Plan was terminated in November 2022 in connection with the Required Transaction, and no new awards may be granted under it. Outstanding awards granted under the 2016 Plan remain outstanding, subject to the terms of the 2016 Plan and award agreements, until such outstanding options are exercised or terminate or expire by their terms. As of December 31, 2022, options to purchase 34,212 shares of Common Stock were outstanding under the 2016 Plan.

Plan Administration.    The Board of Directors or a duly authorized committee administers the 2016 Plan and the awards granted under it.

Capitalization Adjustments.    In the event that any change is made in, or other events occur with respect to, Common Stock subject to the 2016 Plan or any stock award, such as certain mergers, consolidations, reorganizations, recapitalizations, dividends, stock splits, or other similar transactions, appropriate adjustments will be made to the classes, number of shares subject to, and the price per share, if applicable, of any outstanding stock awards.

Change in Control.    In the event of a Change in Control (as defined in the 2016 Plan), our 2016 Plan provides that unless otherwise provided in a written agreement between us and any participant or unless otherwise expressly provided by the Board of Directors at the time of grant of an award, any surviving or acquiring corporation (or parent thereof) may assume, continue or substitute such outstanding awards and any reacquisition or repurchase rights may be assigned to such surviving or acquiring corporation (or parent thereof). If the surviving or acquiring corporation (or parent thereof) does not assume, continue or substitute outstanding awards in the corporate transaction, then the Board of Directors may provide for the accelerated vesting (in whole or in part) of any or all awards or may cancel any award for such consideration, if any, as the Board of Directors may consider appropriate.

Amendment of Awards.    The plan administrator has the authority to modify outstanding stock awards under our 2016 Plan; provided that no such amendment or modification may impair the rights of any participant with respect to awards granted prior to such action without such participant’s written consent.

Solaria 2006 Stock Plan

Solaria’s board of directors adopted, and Solaria’s stockholders approved, the 2006 Plan, in February 2006 and August 2006, respectively, and it was amended and restated from to time by Solaria’s board of directors and its stockholders. The 2006 Plan was terminated in February 2016 in connection with Solaria’s adoption of the 2016 Plan, and no new awards may be granted under it. Complete Solaria assumed the outstanding awards granted pursuant to the 2006 Plan in connection with the Required Transaction. Outstanding awards granted under the 2006 Plan remain outstanding, subject to the terms of the 2006 Plan and award agreements, until such outstanding options are exercised or terminate or expire by their terms. As of December 31, 2022, options to purchase 34,212 shares of Common Stock were outstanding under the 2006 Plan.

Plan Administration.    The Board of Directors or a duly authorized committee administers the 2006 Plan and the awards granted under it.

Capitalization Adjustments.    In the event that any change is made in, or other events occur with respect to, our Common Stock subject to the 2006 Plan or any stock award, such as certain mergers, consolidations, reorganizations, recapitalizations, dividends, stock splits, or other similar transactions affecting the shares subject to the 2006 Plan, appropriate adjustments will be made to the class and number of shares subject to, and the price per share, if applicable, of any outstanding stock awards.

Change in Control.    In the event of a change in control (as defined in the 2006 Plan), our 2006 Plan provides that any successor corporation (or parent thereof) will assume or substitute such outstanding awards and any reacquisition or repurchase rights may be assigned to such surviving or acquiring corporation (or parent thereof). If the surviving or acquiring corporation (or parent thereof) does not assume or substitute outstanding awards in the corporate transaction, then the vesting of outstanding awards held by participants will accelerate in full and any repurchase rights held by us with respect to such awards will lapse, contingent upon the effectiveness of such transaction. Notwithstanding the foregoing, to the extent that stock awards will terminate if not exercised prior to the effective time of a corporate transaction, our Board of Directors may provide that such awards will be canceled for a payment equal to the excess, if any, of the value of the property the holder would have received upon exercise of such award over any exercise price payable.

In addition, with respect to awards (and, if applicable, shares of restricted stock acquired pursuant to such awards) granted to non-employee directors that are assumed or substituted for, if on or following the date of such assumption or substitution such individual’s status as a director is involuntarily terminated, such individual shall fully vest in and have the right to exercise awards as to all of the shares subject thereto.

Also, with respect to awards (and, if applicable, shares of restricted stock acquired pursuant to such awards) granted to participants that are assumed or substituted for, if either (x) such participant remains continuously employed by us or our successor through the one-year anniversary of such change in control or (y) such participant’s employment is involuntarily terminated without cause (as such term is defined in the 2006 Plan), or such participant’s duties are material diminished, in either case at any time prior to the one-year anniversary of such change in control, such individual will vest into such awards on an accelerated basis as if such individual had provided an additional 12 months of continuous service, such individual shall fully vest in and have the right to exercise awards as to all of the shares subject thereto.

Amendment of Awards.    The plan administrator has the authority to modify outstanding stock awards under our 2006 Plan; provided that no such amendment or modification may impair the rights of any participant with respect to awards granted prior to such action without such participant’s written consent.

Health and Welfare Benefits

Complete Solaria provides benefits to its named executive officers on the same basis as provided to all of its employees, including health, dental and vision insurance; life and disability insurance; and a tax-qualified Section 401(k) plan. Complete Solaria does not maintain any executive-specific benefit or perquisite programs.

Rule 10b5-1 Sales Plans

Complete Solaria’s directors and executive officers may adopt written plans, known as Rule 10b5-1 plans, in which they will contract with a broker to buy or sell shares of Common Stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director or executive officer when entering into the plan, without further direction from them. The director or executive officer may amend a Rule 10b5-1 plan in some circumstances and may terminate a plan at any time. Complete Solaria’s directors and executive officers also may buy or sell additional shares outside of a Rule 10b5-1 plan when they are not in possession of material nonpublic information, subject to compliance with the terms of our insider trading policy.

Emerging Growth Company Status

Complete Solaria is an “emerging growth company,” as defined in the JOBS Act. As an emerging growth company it is exempt from certain requirements related to executive compensation, including the requirements to hold a nonbinding advisory vote on executive compensation and to provide information relating to the ratio of total compensation of its chief executive officer to the median of the annual total compensation of all of its employees, each as required by the Investor Protection and Securities Reform Act of 2010, which is part of the Dodd-Frank Wall Street Reform and Consumer Protection Act.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Other than the compensation arrangements for our directors and executive officers, which are described in the section titled “Executive Compensation,” below is a description of transactions since January 1, 2023 to which we were a party, in which:

•        the amounts involved exceeded or will exceed $120,000; and

•        any of our directors, executive officers or holders of more than 5% of our capital stock, or any member of the immediate family of, or person sharing the household with, the foregoing persons, had or will have a direct or indirect material interest.

FACT Related Party Transactions in Connection with the Business Combination

Sponsor Support Agreement

In connection with the execution of the Business Combination Agreement, FACT entered into a Sponsor Support Agreement with Freedom Acquisition I LLC, a Cayman Islands limited liability company (the “Sponsor”), the parties thereto, including the initial shareholders of FACT (together, the “Sponsor Signatories”), and Complete Solaria, pursuant to which the Sponsor Signatories agreed to, among other things:

•        vote in favor of the Business Combination Agreement and the transactions contemplated thereby;

•        not redeem their Class A Ordinary Shares and Class B Ordinary Shares of FACT;

•        from the Closing, at each of the first three annual meetings of the stockholders of Complete Solaria vote all of their shares of Common Stock in favor of Mr. Thiam for election to the Board of Directors; and

•        be bound by certain other agreements and covenants related to the Business Combination, including vesting and forfeiture restrictions with respect to certain shares held by the Sponsor.

The Sponsor Support Agreement was entered into as an inducement for FACT and Complete Solaria to enter into the Business Combination Agreement, and consideration was not provided to the Sponsor Signatories in exchange for entering into the Sponsor Support Agreement.

Lock-Up Agreement

At Closing, Complete Solaria, the Sponsor, the Sponsor Key Holders (as defined in the Lock-Up Agreement) and Complete Solaria Key Holders (as defined in the Lock-Up Agreement), entered into the Lock-Up Agreement.

The Lock-Up Agreement contains certain restrictions on transfer with respect to securities of Complete Solaria held by the Sponsor, Sponsor Key Holders and Complete Solaria Key Holders immediately following the Closing (including shares of Common Stock, Complete Solaria Private Warrants and any shares of Common Stock issuable upon the exercise, conversion or settlement of derivative securities and promissory notes). Such restrictions began at the Closing and end on the earlier of (x) the twelve month anniversary of the Closing and (y) the date on which the volume weighted average price of Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any twenty trading days within any thirty consecutive trading day period beginning after the date that is 180 calendar days after the Closing and ending 365 calendar days following the Closing.

In connection with working capital lending arrangements between the Sponsor and third party investors, certain restrictions on transfer on the Class B Ordinary Shares of FACT (or shares into which such Class B Ordinary Shares convert), solely to be transferred by the Sponsor to such investors, were or shall be reduced to the three month anniversary of the Closing.

Advisory Fees to China Bridge Capital

In May 2021, FACT entered into an agreement with CBC, an affiliate of Edward Zeng, who was a member of the FACT board of directors, pursuant to which CBC agreed to provide advisory and investment banking services to FACT in connection with a potential business combination. Under amendment subsequent agreement, dated June 3, 2022, which supersedes the previous agreement among the parties, FACT agreed to pay CBC a customary advisory fee that would be negotiated at the time of the business combination. Prior the execution of the Original Business Combination Agreement, the FACT Special Committee and FACT board of directors approved a potential fee arrangement between FACT and CBC. In July 2024, CBC, Edgard Zeng, Adam Gishen and Tidjane Thiam reached an agreement on the fees payable to CBC, and, as a result of which, Messrs. Gishen and Thiam transferred 312,527 shares of the Company held by the Sponsor and 75,000 warrants of the Company held by the Sponsor to Mr. Zeng.

Related Party Loans

In order to finance transaction costs in connection with an intended business combination, the Sponsor, and certain of FACT’s officers and directors loaned FACT funds (“Working Capital Loans”). After the closing of the business combination, FACT repaid the Working Capital Loans. After giving effect to the April 2022 FACT Note, June 2022 FACT Note and December 2022 FACT Note (each as described and defined below), up to $1.325 million of additional Working Capital Loans were convertible into Private Placement Warrants of the post Business Combination entity at a price of $1.50 per warrant at the option of the lender. Such warrants are identical to the Private Placement Warrants.

On April 1, 2022, FACT issued an unsecured promissory note in the amount of up to $500,000 to the Sponsor (the “April 2022 FACT Note”). The proceeds of the April 2022 FACT Note, which was drawn down from time to time until FACT consummated the initial business combination, were used for general working capital purposes. The April 2022 FACT Note bore no interest and was payable in full upon the earlier to occur of (i) 24 months from the closing of FACT’s initial public offering (the “IPO”) (or such later date as may be extended in accordance with the terms of our amended and restated memorandum and articles of association) or (ii) the closing of the Business Combination. A failure to pay the principal within five business days of the date specified above or the commencement of a voluntary or involuntary bankruptcy action would have been deemed an event of default, in which case the April 2022 FACT Note may have been accelerated. Prior to FACT’s first payment of all or any portion of the principal balance of the April 2022 FACT Note in cash, the Sponsor had the option to convert all, but not less than all, of the principal balance of the April 2022 FACT Note into Working Capital Warrants, each warrant exercisable for one ordinary share of FACT at an exercise price of $1.50 per share. The terms of the Working Capital Warrants are identical to the warrants issued by FACT to the Sponsor in a private placement that was consummated in connection with the IPO. The Sponsor is entitled to certain registration rights relating to the Working Capital Warrants. The issuance of the April 2022 FACT Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act.

On June 6, 2022, FACT issued an unsecured promissory note in the amount of $500,000 to the Sponsor (the “June 2022 FACT Note”). The proceeds of the June 2022 FACT Note, which was drawn down from time to time until FACT consummated the initial business combination, were used for general working capital purposes. The June 2022 FACT Note bore no interest and is payable in full upon the earlier to occur of (i) 24 months from the closing of the IPO (or such later date as may be extended in accordance with the terms of our amended and restated memorandum and articles of association) or (ii) the closing of the business combination. A failure to pay the principal within five business days of the date specified above or the commencement of a voluntary or involuntary bankruptcy action would have been deemed an event of default, in which case the June 2022 FACT Note would have been accelerated. Prior to FACT’s first payment of all or any portion of the principal balance of the June 2022 FACT Note in cash, the Sponsor had the option to convert all, but not less than all, of the principal balance of the June 2022 FACT Note into Working Capital Warrants, each warrant exercisable for one ordinary share of FACT at an exercise price of $1.50 per share. The terms of the Working Capital Warrants were identical to the warrants issued by FACT to the Sponsor in a private placement that was consummated in connection with the IPO. The Sponsor is entitled to certain registration rights relating to the Working Capital Warrants. The issuance of the June 2022 FACT Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act.

On December 14, 2022, FACT issued an unsecured promissory note in the amount of up to $325,000 to Tidjane Thiam, Adam Gishen, Abhishek Bhatia and Edward Zeng (the “December 2022 FACT Note”). The proceeds of the December 2022 FACT Note, which were drawn down from time to time until FACT consummated the initial business combination, were used for general working capital purposes. The December 2022 FACT Note bore no interest and was payable in full upon the earlier to occur of (i) 24 months from the closing of our IPO (or such later date as may be extended in accordance with the terms of our Articles of Association) or (ii) the closing of the business combination. A failure to pay the principal within five business days of the date specified above or the commencement of a voluntary or involuntary bankruptcy action would have been deemed an event of default, in which case the December 2022 FACT Note may have been accelerated. Prior to FACT’s first payment of all or any portion of the principal balance of the December 2022 FACT Note in cash, the payees thereunder had the option to convert all, but not less than all, of the principal balance of the December 2022 FACT Note into Working Capital Warrants, each warrant exercisable for one ordinary share of FACT at an exercise price of $1.50 per share. The terms of the Working Capital Warrants are identical to the warrants issued by FACT to the Sponsor in a private placement that was consummated in connection with the IPO. The payees under the December 2022 FACT Note are entitled to certain registration rights relating to the Working Capital Warrants. The issuance of the December 2022 FACT Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act.

On February 28, 2023, FACT issued an unsecured promissory note in the amount of up to $2,100,000 to the Sponsor (the “February 2023 FACT Note”). The proceeds of the February 2023 FACT Note, $1,600,000 of which was drawn down on or about the date thereof, $400,000 of which was drawn down, in accordance with the schedule set forth therein when FACT chose to extend the date by which it would consummate the initial business combination beyond June 2, 2023, and $100,000 of which was drawn down on an as-needed basis with the mutual consent of FACT and the Sponsor, was used for general working capital purposes. The February 2023 FACT Note bore no interest and was payable in full upon the consummation of a business combination. A failure to pay the principal within five business days of the date specified above or the commencement of a voluntary or involuntary bankruptcy action would have been deemed an event of default, in which case the February 2023 FACT Note may have been accelerated. The issuance of the February 2023 FACT Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act.

On May 31, 2023, FACT issued an unsecured promissory note in the amount of up to $300,000 to the Sponsor (the “May 2023 FACT Note”). The proceeds of the May 2023 FACT Note were used for general working capital purposes. The May 2023 FACT Note bore no interest and was payable in full upon the consummation of a business combination. A failure to pay the principal within five business days of the date specified above or the commencement of a voluntary or involuntary bankruptcy action would have been deemed an event of default, in which case the May 2023 FACT Note may have been accelerated. The issuance of the May 2023 FACT Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act.

Complete Solaria Related Party Transactions

Simple Agreements For Future Equity

On January 31, 2024, we entered into a simple agreement for future equity (the “First SAFE”) with the Rodgers Massey Freedom and Free Markets Charitable Trust (the “Purchaser”) in connection with the Purchaser investing $1.5 million in us. The First SAFE was initially convertible into shares of our Common Stock, par value $0.0001 per share, upon the initial closing of a bona fide transaction or series of transactions with the principal purpose of raising capital (an “Equity Financing”), pursuant to which we have issued and sold Common Stock in an equity financing at a per share conversion price which was equal to the lower of (i)(a) $53.54 million divided by (b) our capitalization immediately prior to such Equity Financing (such conversion price, the “SAFE Price”), and (ii) 80% of the price per share of our Common Stock sold in the Equity Financing. Thurman J. Rodgers is a trustee of the Purchaser, and he is the Executive Chairman of our Board of Directors and our Chief Executive Officer.

On February 15, 2024, we entered into a second simple agreement for future equity (the “Second SAFE”) with the Purchaser in connection with the Purchaser investing $3.5 million in us. The Second SAFE was initially convertible into shares of our Common Stock upon the initial closing of an Equity Financing at a per share conversion price which was equal to the lower of (i) the SAFE Price, and (ii) 80% of the price per share of our Common Stock sold in the Equity Financing. Thurman J. Rodgers is a trustee of the Purchaser, and he is the Executive Chairman of our Board of Directors and our Chief Executive Officer.

On April 21, 2024, we entered into an amendment to each of our First SAFE and Second SAFE with the Rodgers Massey Freedom and Free Markets Charitable Trust to convert the invested amounts into shares of our Common Stock. The conversion share price was $0.36, calculated as the product of (i) $0.45, the closing price of our Common Stock on April 19, 2024, multiplied by (ii) 80%. The First SAFE and Second SAFE converted into 4,166,667 and 9,722,222 shares of our Common Stock, respectively; however, such shares of our Common Stock have not been issued.

On May 13, 2024, we entered into a further simple agreement for future equity (the “Rodgers Group SAFE”) with the Purchaser in connection with the Purchaser’s investment of $1,000,000. The Rodgers Group SAFE is convertible into shares of Common Stock upon the initial closing of a bona fide transaction or series of transactions with the principal purpose of raising capital, pursuant to which we issue and sell Common Stock in an equity financing at a per share conversion price which is equal to 50% of the price per share of Common Stock sold in the Equity Financing. If we consummate a change of control prior to the termination of the Rodgers Group SAFE, the Purchaser will be automatically entitled to receive a portion of the proceeds of such liquidity event equal to $1,000,000, subject to certain adjustments as set forth in the Rodgers Group SAFE. The Rodgers Group SAFE is convertible into a maximum of 2,750,000 shares of Common Stock, assuming a per share conversion price of $0.275, which is the product of (i) $0.55, the closing price of the Common Stock on May 13, 2024, multiplied by (ii) 50%. Thurman J. Rodgers is a trustee of the Purchaser, and he is the Executive Chairman of our Board of Directors and our Chief Executive Officer.

Assignment Agreement

On October 5, 2023, Complete Solaria entered into an assignment and acceptance agreement (the “Assignment Agreement”) with Rodgers Massey Revocable Living Trust and other parties. Pursuant to the terms of the Assignment Agreement, among other things, Rodgers Massey Revocable Living Trust assumed $1,500,000 of the aggregate $5,000,000 in revolving loans outstanding for Complete Solaria under that certain Loan Agreement. Thurman J. Rodgers is the Executive Chairman of the Board of Directors and our Chief Executive Officer, and trustee of the Rodgers Massey Revocable Living Trust. The Rodgers Massey Revocable Living Trust is a 5% holder of Complete Solaria’s capital Stock.

Common Stock Purchase Agreements

On December 18, 2023, the Company entered into separate common stock purchase agreements (the “Purchase Agreements”) with the Rodgers Massey Freedom and Free Markets Charitable Trust and the Rodgers Massey Revocable Living Trust (each a “Purchaser”, and together, the “Purchasers”). Pursuant to the terms of the Purchase Agreements, each Purchaser purchased 1,838,235 shares of Common Stock (the “Shares”), at a price per share of $1.36, representing an aggregate purchase price of $4,999,999.20. The Purchasers paid for the Shares in cash. Thurman J. Rodgers is the Chief Executive Officer, Executive Chairman of the Board of Directors and is a trustee of the Rodgers Massey Freedom and Free Markets Charitable Trust and the Rodgers Massey Revocable Living Trust. Rodgers Massey Revocable Living Trust is a 5% holder of Complete Solaria’s capital Stock.

Exchange Agreement and Related Transactions

On July 1, 2024, we entered into an Exchange Agreement (the “Exchange Agreement”) with CRSEF Solis Holdings, L.L.C., a Delaware limited liability company (“Carlyle”), Kline Hill Partners Fund LP, a Delaware limited partnership (“Kline Fund”), Kline Hill Partners IV SPV LLC, a Delaware limited liability company (“Kline Partners”) and Kline Hill Partners Opportunity IV SPV LLC, a Delaware limited liability company (“Kline Opportunity” and together with Kline Fund and Kline Partners, “Kline Hill”) providing for, among other things: the cancellation of all indebtedness owed to Carlyle and Kline Hill by the Company; termination of all debt instruments by and between the Company and Carlyle and by and between Kline Hill; the satisfaction of all obligations owed to Carlyle and Kline Hill by the Company under the terminated debt instruments; the issuance of convertible notes to Carlyle and Kline Hill (as further detailed below under “July 2024 Note Financing”); and the issuance of shares of common stock to Kline Hill pursuant to common stock purchase agreements (as further detailed below). Each of Carlyle and Kline Hill is a 5% holder of Complete Solaria’s capital stock.

On July 1, 2024, we entered into the Purchase Agreements with Kline Hill. Pursuant to the terms of the Purchase Agreements, Kline Hill purchased an aggregate of 1,500,000 shares of Common Stock in consideration for the cancellation of indebtedness owed to Kline Hill. Kline Hill is a 5% holder of Complete Solaria’s capital stock.

In addition, in consideration for the entry of Carlyle and Kline Hill into the Exchange Agreement, on July 1, 2024, we entered into that certain Designated Board Observer Agreement with Carlyle Entity and Kline Partners, pursuant to which Kline Partners and Carlyle each have the right to designate a person to attend certain meetings of the Board in solely a non-voting, observer capacity. Each of Carlyle and Kline Hill is a 5% holder of Complete Solaria’s capital stock.

July 2024 Note Financing

On July 1, 2024, we entered into Note Purchase Agreements and the Exchange Agreement (together the “July 2024 Purchase Agreement”), pursuant to which we issued to certain accredited investors and qualified institutional buyers approximately $50.0 million in aggregate principal amount in a convertible promissory note (the “July 2024 Notes”). The July 2024 Notes accrue at a rate of interest of 12.0% which will be payable semiannually in arrears on January 1 and July 1 of each year, beginning on July 1, 2025. The July 2024 Notes are convertible at the option of the holders at any time prior to the payment of the payment of the principal amount of such convertible note in full. Upon conversion of any convertible note, we will satisfy its conversion obligation by delivering shares of Common Stock and paying cash in respect of any fractional shares. The conversion rate for the convertible notes is initially equal to 595.2381 shares of Common Stock per $1,000 principal amount due under the convertible notes. The conversion rate shall be subject to adjustment from time to time pursuant to the terms of the convertible notes. The following table summarizes the participation in the July 2024 Note Financing by Complete Solaria’s holders of more than 5% of any class of Complete Solaria’s capital stock as of the date of such transactions:

Name of Stockholder	Aggregate Purchase Price
Rodgers Massey Revocable Living Trust	$18,000,000
CRSEF Solis Holdings, L.L.C.	$10,000,000
Kline Hill Partners Opportunity IV SPV LLC	$1,993,183
Kline Hill Partners IV SPV LLC	$1,993,183
Kline Hill Partners Fund LP	$3,986,365

September 2024 Note Financing

On September 8, 2024, September 11, 2024 and September 22, 2024, we entered into note purchase agreements with certain accredited investors and qualified institutional buyers relating to the sale and issuance of $80.0 million in aggregate principal amount of our 7.0% Convertible Notes due 2029. See Proposal No. 4 above for a summary of the 7.0% Convertible Notes due 2029. The Company issued $4.0 million principal amount of the 7.0% Convertible Notes due 2029 to the Rodgers Family and Free Markets Charitable Trust, and the Company issued $4.0 million principal amount of the 7.0% Convertible Notes due 2029 to the Rodgers Massey Revocable Living Trust. T.J. Rodgers is the Chief Executive Officer, a member of the Board of Directors, and trustee of each of the Rodgers Family and Free Markets Charitable Trust and the Rodgers Massey Revocable Living Trust. The Rodgers Massey Revocable Living Trust is a 5% holder of Complete Solaria’s capital Stock, and Mr. Rodgers is a Director and our Chairman and Chief Executive Officer.

Employment Arrangements

Complete Solaria has entered into employment agreements with certain of its executive officers. For more information regarding these agreements with Complete Solaria’s named executive officers, see the section titled “Employment Arrangements with Named Executive Officers.”

Stock Option Grants to Directors and Executive Officers

Complete Solaria has granted stock options to certain of its directors and executive officers. For more information regarding the stock options and stock awards granted to Complete Solaria’s directors and named executive officers, see the section titled “Executive Compensation.”

Indemnification Agreements

Complete Solaria entered into new indemnification agreements with the directors and officers of Complete Solaria following the Business Combination.

Complete Solaria’s certificate of incorporation contains provisions limiting the liability of directors, and Complete Solaria’s amended and restated bylaws provide that Complete Solaria will indemnify each of its directors and officers to the fullest extent permitted under Delaware law. Complete Solaria’s amended and restated certificate of incorporation and amended and restated bylaws also provide the Board of Directors with discretion to indemnify Complete Solaria’s employees and other agents when determined appropriate by the Board of Directors.

Policies and Procedures for Related Person Transactions

The Board of Directors adopted a written related person transactions policy that sets forth Complete Solaria’s policies and procedures regarding the identification, review, consideration and oversight of “related person transactions.” For purposes of the Complete Solaria policy only, a “related person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which Complete Solaria or any of its subsidiaries are participants involving an amount that exceeds $120,000, including purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness and guarantees of indebtedness, subject to certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act.

Under the policy, the related person in question or, in the case of transactions with a holder of more than 5% of any class Complete Solaria’s voting securities, an officer with knowledge of a proposed transaction, must present information regarding the proposed related person transaction to Complete Solaria’s Audit Committee (or, where review by Complete Solaria’s Audit Committee would be inappropriate, to another independent body of the Board of Directors) for review. To identify related person transactions in advance, Complete Solaria will rely on information supplied by Complete Solaria’s executive officers, directors and certain significant stockholders. In considering a related person transaction, Complete Solaria’s Audit Committee will take into account the relevant available facts and circumstances, which may include, but are not limited to:

•        the risks, costs, and benefits to Complete Solaria;

•        the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

•        the extent of the related person’s interest in the transaction;

•        the purpose and terms of the transaction;

•        management’s recommendation with respect to the proposed related person transaction;

•        the availability of other sources for comparable services or products; and

•        whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction.

Complete Solaria’s Audit Committee will approve only those transactions that it determines are fair to us and in Complete Solaria’s best interests.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single set of our proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of proxy materials, please notify your broker or notify us by sending a written request to: Attn: Secretary, Complete Solaria, Inc., 45700 Northport Loop East, Fremont, California 94538. You will be removed from the householding program, after which you will receive an individual copy of the proxy materials promptly.

Stockholders who currently receive multiple copies of the proxy materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,

Thurman J. Rodgers
Chief Executive Officer and Executive Chairman
[ ], 2024

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 is available free of charge at the SEC’s web site at www.sec.gov. Stockholders can also access this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 at the investors section of our website at https://investors.completesolaria.com. A copy of our Annual Report on Form 10-K for the year ended December 31, 2023 is available without charge upon written request to: Secretary, Complete Solaria, Inc., 45700 Northport Loop East, Fremont, California 94538.

2024 YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Vote by Internet or Telephone - QUICK EASY COMPLETE SOLARIA, INC. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. PHONE – 1 (866) 894-0536 Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. Vote at the Meeting – If you plan to attend the virtual online Annual Meeting, you will need your 12 digit control number to vote electronically at the Annual Meeting. To attend the Annual Meeting, visit: https://www.cstproxy.com/completesolaria/2024 MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. Your Telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on December 17, 2024. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED PROXY THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3 AND 4. Please mark your votes like this X 1. Election of Directors (1) Thurman J. Rodgers (2) Antonio R. Alvarez (3) William J. Anderson (4) Adam Gishen (5) Chris Lundell (6) Ronald Pasek (7) Tidjane Thiam (8) Devin Whatley (9) Lothar Maier (Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above) 2. To ratify the selection of BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2024. FOR AGAINST ABSTAIN FOR all Nominees listed to the left WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left) 3. Approval, for purposes of complying with Nasdaq Listing Rule 5635(d), of the issuance of shares of our common stock issuable upon conversion of the 7.0% Convertible Notes due 2029 in an amount that may be equal to or exceed 20% of our Common Stock outstanding. 4. Approval, for purposes of complying with Nasdaq Listing Rule 5635(d), of the issuance of shares of our common stock issuable under the White Lion Purchase Agreement in an amount that may be equal to or exceed 20% of our Common Stock outstanding. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN CONTROL NUMBER Signature Signature, if held jointly Date 2024. Note: Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney

2024 FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS COMPLETE SOLARIA, INC. The undersigned appoints Thurman J. Rodgers and Daniel Folley, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of COMPLETE SOLARIA, INC. held of record by the undersigned at the close of business on October 25, 2024 at the Annual Meeting of Stockholders of COMPLETE SOLARIA, INC. to be held on December 18, 2024, or at any adjournment thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE SIX NOMINEES TO THE BOARD OF DIRECTORS,AND IN FAVOR OF PROPOSAL 2, PROPOSAL 3, AND PROPOSAL 4, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. (Continued and to be marked, dated and signed on the other side) Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Shareholders to be held December 18, 2024 To view the 2024 Proxy Statement, 2024 Annual Report and to Attend the Annual Meeting, please go to: https://www.cstproxy.com/completesolaria/2024